UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 October 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 23, 2019

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
Throughout the reporting period, David A. Chalupnik, CFA, was the portfolio manager for the Nuveen Dividend Value Fund. He joined the portfolio management team for the Fund in 2015. Effective March 19, 2019, Derek Sadowsky, CFA, is no longer a portfolio manager of the Nuveen Dividend Value Fund and Evan F. Staples, CFA, was added as a portfolio manager.
Karen L. Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David F. Johnson, CFA, and Andrew O. Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
In the U.S., the longest bull market on record continued, but not without significant bouts of volatility. Stocks sold off sharply in December 2018, leading the bellwether S&P 500® to record its lowest monthly return since 1931. Although economic data was mostly positive and corporate earnings growth continued to far exceed expectations, a broad array of issues weighed on investor sentiment at the end of 2018, sparking extreme stock market volatility. Investors were concerned about ongoing political discord, trade friction with China, the path and pace of Fed rate increases and the partial U.S. government shutdown. Fueled by better-than-expected fourth-quarter 2018 earnings, equities rebounded sharply in the beginning of 2019 through April. However, markets continued to be quite volatile, selling off in May due to changing expectations regarding trade and Fed policy, as well as concerns about slowing economic growth. During the summer months, stock markets advanced strongly again with the S&P 500® hitting an all-time high above 3000 in late July before falling in August. Markets remained choppy and continued to struggle for footing amid escalating trade ten-

sions, weaker Chinese economic data, protests in Hong Kong, increasing recession fears and the growing prevalence of negative interest rates worldwide. In the final month of the reporting period, however, the S&P 500 hit new all-time highs as investors celebrated better-than-expected corporate earnings, some signs of clarity regarding Brexit, broad monetary easing across the globe and optimism surrounding progress on the U.S./China trade front.
U.S. large-cap companies produced strong gains during the reporting period and handily outpaced smaller-sized companies by nearly 10%, with the S&P 500 advancing 14.33%. Ten of the eleven sectors within the index ended the twelve-month reporting period in positive territory, led by more than 20% gains in two “bond-proxy” sectors (real estate and utilities) as well as in the information technology sector. Energy was the only S&P 500 sector in the red during the reporting period, pressured lower by falling energy prices due to slowing growth and oversupply. Small-cap equities underperformed larger-cap stocks during the reporting period, likely weighed down more by trade tensions, increasing evidence of economic deceleration and rising political uncertainty stemming from mounting impeachment rhetoric in Washington D.C. The segment gained 4.90% over the reporting period as measured by the Russell 2000 Index. From a style perspective, growth-oriented stocks continued their long-running trend of outperforming value stocks across the capitalization spectrum, benefiting on a relative basis from slowing corporate profit growth.
In developed markets outside the U.S., geopolitical issues in Europe including the chaos surrounding Brexit, markedly slower economic growth across Europe and in particular Germany, and the negative impact of the trade war at times created headwinds for stocks. However, by the end of the reporting period, markets still advanced fairly strongly as optimism increased regarding both trade negotiations and Brexit, recording an 11.04% according to the MSCI EAFE Index. The same issues also produced headwinds for emerging markets, especially China’s slowdown since these regions tend to be more reliant on that economy, and the rising U.S. dollar. But these markets also gained footing, producing an 11.86% return in U.S. dollar terms during the reporting period, as measured by the MSCI Emerging Markets Index.
Nuveen Dividend Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and since inception periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund’s investment objective is long-term growth of capital and income.
During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will offer the potential for future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s underperformance versus the Russell 1000® Value benchmark and Lipper peers was primarily the result of stock selection issues in the health care, financials, energy and consumer staples sectors. Health care was the Fund’s main source of weakness during the reporting period. Shares of pharmacy benefit management (PBM) company CVS Health Corporation traded lower despite the firm posting a solid fourth-quarter earnings report. Investors focused on the company’s 2019 guidance, which came in well below analysts’

Portfolio Managers’ Comments (continued)
estimates. Management indicated that earnings from the retail segment were expected to be down double digits. Following the release, the stock was down and while the valuation has become more attractive, growth visibility and confidence in management has fallen. Given a lack of near-term catalysts for the stock, we exited the Fund’s position in CVS Health.
We also saw disappointing results from Cigna Corporation, a managed care company with PBM exposure via its acquisition of Express Scripts. The company reported strong earnings in its most recent quarterly release, but the stock struggled as investors focused on lower membership growth guidance. However, management is confident in the synergy opportunity resulting from the integration of Express Scripts, therefore, we continued to hold the position.
In the financial area, we saw weak results from a position in E*TRADE Financial Corporation, the provider of online brokerage, banking and other related products to individual retail investors. The company reported results that were better than expectations across the board, with strong revenue and expense control driving strong operating leverage and earnings upside. However, E*TRADE Financial was negatively impacted at times as macroeconomic concerns drove a weaker and more volatile stock market. Because sentiment toward the company is driven by trading volume, its shares underperformed. We exited our position after pricing competition increased.
In the energy sector, refiners such as HollyFrontier Corp experienced a pullback given falling oil prices earlier in the reporting period, global slowdown concerns and an increase in global refining capacity, which narrowed crude differentials. And despite a slight improvement in the outlook given tight domestic fuel inventories, we exited the position given the stock’s persistent weakness.
Also, a position in Marathon Petroleum Corp weighed heavily on performance. The company reported below consensus on earnings per share (EPS), driven by weaker refining performance and retail operating income. Given this and other reasons, we sold out of Marathon Petroleum during the reporting period.
In the consumer staples area, the Fund saw weak results from Altria Group Inc., a holding company engaged in the production and marketing of tobacco and smokeless products. Altria missed on several metrics including revenue, operating profit and EPS. Combustible volumes declined and the operating profit miss was attributed to lower shipment volume, which was offset somewhat by pricing and lower promotion costs. In addition, although management did not lower guidance, it decreased estimates for cigarette industry volumes. We no longer hold Altria.
On the positive side of the equation, the Fund benefited from stock selection in the consumer discretionary, information technology and communication services sectors. Security selection was particularly strong in consumer discretionary led by a position in Target Corporation. The company posted strong performance reporting a quarterly beat across the board on revenues, margins and EPS. Despite ongoing spending for digital initiatives, store remodels and new merchandising launches, gross and operating margins expanded ahead of consensus expectations. Target has demonstrated strong execution of digital and omni-channel initiatives, which has been aided by its merchandising expertise in private label categories and utilization of its stores as distribution centers. For these and other reasons, we continued to hold Target in the Fund.
Also in discretionary, Newell Brands Inc. is a worldwide marketer of consumer and commercial products including more than 200 brands such as Rubbermaid, Graco, Paper Mate, Sunbeam and Coleman. The company reported revenue that was in line with expectations, but an earnings beat driven by execution on cost reduction initiatives and expense discipline. We maintained the Fund’s position in Newell Brands during the reporting period.
The information technology sector was a source of strength with Qualcomm Inc. showing solid performance in the semiconductor group. We initiated a position in late February 2019 after poor sentiment presented an attractive buying opportunity. Shares jumped following the announcement of a settlement with Apple to dismiss all litigation as well as a six-year licensing deal with Apple. Later in the reporting period, a U.S. district judge ruled in favor of the Federal Trade Commission in its antitrust suit against Qualcomm and the stock pared gains from the Apple announcements. Ultimately, the pullback was not enough to offset the strength earlier in the reporting period and we no longer hold Qualcomm in the Fund.

Also in technology, the Fund benefited from a position in Microsoft Corporation, the world’s largest software maker and a leading provider of operating systems and productivity suites for personal computers. Quarterly results were strong across the board with much of the upside driven by the company’s highest gross margin segments (Windows and Server Products). Microsoft’s multi-year growth engines, Office 365 and Azure, continued to show fundamental strength, while margin expansion across Commercial Cloud is continuing with scale and execution. We remain bullish regarding this stock because of the confidence by which the company is executing and remain shareholders.
In addition, the Fund saw favorable results from Lam Research Corporation, the designer and manufacturer of advanced wafer fab equipment (WFE) to the largest chip and memory companies in the world. The shares rose following the company’s quarterly earnings call where management indicated that the 2019 WFE market was still weak, leading to an expected revenue decline, but that the company generated profits with the help of operational efficiency initiatives. The Fund no longer holds Lam Research Corporation.
On the other hand, our position in IT consulting firm DXC Technology Co. was a major source of weakness in information technology. The company posted several disappointing quarters with the latest showing organic revenue trends slowing sequentially, specifically in its global infrastructure services segment. Margins also missed on lower revenue and cost-cutting delays and management lowered fiscal-year 2020 revenue and EPS guidance. Given the stock’s persistent weakness and deteriorating outlook, we exited the Fund’s position in DXC Technology.
AT&T Inc. was the Fund’s top performer from the communications services sector. AT&T’s earnings release was in line with expectations after the company saw losses in video offset by better margins and improving wireless trends. However, the shares were up during the reporting period after activist investor Elliot Management sent a letter to AT&T’s board of directors. The letter highlighted Elliot Management’s large position in the name, included a list of suggested changes the firm would like to see and outlined its belief in the company’s return potential. The stock reacted positively to the news and we continued to hold AT&T in the Fund.
While the overall contribution from the industrials sector was basically flat during the reporting period, shares of defense company L3 Harris Technologies Inc. benefited the Fund’s performance. The company was formed from the merger of L3 Technologies and Harris Corp. that was completed in July 2019. The stock initially rallied as the company approached the planned merger date with Harris. As a combined entity, management believes the company can generate $3 billion in free cash flow as well as improve working capital. We continued to hold our shares in L3 Harris Technologies, but reduced the Fund’s exposure to the stock given the strong run during the reporting period.
Finally, an underweight position in the poorly performing energy sector, including no exposure to Exxon Mobil Corporation, also proved helpful. Shares dropped sharply in late April 2019 as investors questioned the oil giant’s comeback from a disastrous first half in 2018. Exxon, which typically relies on its refining business to offset more volatile units, reported its worst refining performance in almost two decades with an average loss of $3 million per day during the quarter after large stockpiles of gasoline squeezed margins and repairs slowed output. Additionally, the company’s chemicals business saw a nearly 50% decrease in profits. These results overshadowed a nearly 140% increase in the company’s Permian Basin output.
Nuveen Mid Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and since inception periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1 billion and $38 billion, which is based on the June 28, 2019 reconstitution of the Russell Midcap® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting

Portfolio Managers’ Comments (continued)
mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M& A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s outperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the consumer discretionary and materials sectors. An underweight in consumer staples was also beneficial. The consumer discretionary sector was a significant source of strength during the reporting period led by a position in off-price retailer Dollar General Corporation. Shares performed well after the company continued to benefit from operational momentum and reported a favorable second-quarter earnings result. Revenue, earnings per share (EPS), margins and same-store sales all beat consensus estimates, driven by strength in the company’s Seasonal and Home segments. Additionally, Dollar General raised guidance for the year, which included minimal impacts from existing and newly announced tariffs. We continued to hold our position in Dollar General.
Also in discretionary, a position in national single-family homebuilder DR Horton Inc. provided favorable results. The housing industry backdrop improved with the spring selling season evolving better than feared, driven by lower rates and stable consumers. DR Horton has recently been making tuck-in acquisitions of small, mid-U.S. regional builders, which are creating new markets and greater share. The acquisitions should also boost the company’s operating results as the year progresses. We remained invested because we believe DR Horton is well positioned in terms of product trends and geographic diversification with its lower-than-average exposure to some of the housing market’s biggest problem areas such as the California Coast, New York, New Jersey and Connecticut.
For Newell Brands Inc., the household durables company reported revenue that was in line with expectations, but an earnings beat driven by execution on cost reduction initiatives and expense discipline. We continued to hold our position in Newell Brands.
In the materials sector, a position in Celanese Corp performed well despite the difficult market environment marked by inventory destocking in the first half of 2019. This global chemical and specialty materials company creates products that are critical to the chemical, paint and coating industries. Despite uncertainty surrounding trade and a weaker automotive end market, Celanese’s more flexible business model has allowed the company to report more stable operating results and keep guidance intact, while peers have decreased guidance. Additionally, Celanese has brought in a new CEO while the old CEO is staying on as chairman in a more strategic role. We continue to maintain our position given the stock’s attractive valuation coupled with the company’s consistent operating progress.
While the industrials sector didn’t contribute favorably overall to relative results, shares of defense company L3 Harris Technologies Inc. benefited performance in the Fund. The company was formed from the merger of L3 Technologies and Harris Corp. that was completed in July 2019. The stock initially rallied as the company approached the planned merger date with Harris. As a combined entity, management believes the company can generate $3 billion in free cash flow as well as improve working capital. The merger comes at a time of a good defense end market backdrop for the company. We continued to hold our shares in L3 Harris Technologies, but reduced the Fund’s exposure to the stock given the strong run during the reporting period.
Although the real estate sector was also a detractor, the Fund’s position in First Industrial Realty Trust Inc. aided results. First Industrial reported an in-line quarter with a good development pipeline across key markets. The firm also continued to see strong e-commerce tenant demand and balanced supply-demand in the U.S. industrial space. We maintained a position in First Industrial during the reporting period.
The information technology sector modestly benefited performance overall and was home to several of the Fund’s top contributors including First Data Corp. The company is a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally. In January 2019, Fiserv announced an all-stock acquisition of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. The Fund no longer held First Data Corp at the end of the reporting period.

The Fund also benefited from its position in Cypress Semiconductor Corp, a manufacturer of a broad range of semiconductors and high-performance solutions for automotive, industrial, wireless networking and consumer electronics markets. Shares began to rally in late May on potential interest from Germany-based Infineon Technologies. Cypress and Infineon reached a deal in early June 2019 in which Infineon would acquire Cypress in an all-cash deal. Given the stock had little upside, we decided to sell the Fund’s position in Cypress Semiconductor.
Also in technology, shares of Synopsys Inc. continued to outperform based on higher revenue growth and margin expansion from new growth areas in semiconductor design. In its fiscal year 2019 first-quarter earnings report, Synopsys gave its first-ever backlog figure of $4.3 billion, and a year-over-year growth rate of more than 8%, which is 2% more than its current revenue growth rate. The backlog is a good indicator of growth in software for new areas. Also, the company announced a strategic partnership with Samsung, who will be ordering software from Synopsys for the first time. We maintained the Fund’s position in Synopsys at the end of the reporting period.
On the other hand, stock selection detracted in the financial and consumer staples sectors. In the financial area, we saw weak results from a position in E*TRADE Financial Corp, the provider of online brokerage, banking and other related products to individual retail investors. The company reported results that were better than expectations across the board, with strong revenue and expense control driving strong operating leverage and earnings upside. However, E*TRADE Financial was negatively impacted at times as macroeconomic concerns drove a weaker and more volatile stock market. Because sentiment toward the company is driven by trading volume, its shares underperformed. We exited our position after pricing competition increased.
Also in financials, East West Bancorp Inc. underperformed largely due to the fact that East West is more rate sensitive compared to peers. Net interest margin has come under pressure with the Federal Reserve’s rate cuts in 2019, which have put downward pressure on East West’s earnings. Additionally, given the company’s underlying exposure to China, its shares have been negatively impacted by the ongoing trade war. However, we still own the name given its attractive valuation and operational opportunities because the trade tone has improved. East West will likely benefit if any progress is made on the trade front.
In the consumer staples sector, the Fund experienced weak results from a position in packaged and processed food manufacturer Conagra Brands Inc. Although the company’s legacy Conagra business fared relatively well, the performance of its Pinnacle Foods segment was below expectations both in terms of revenues and profit, with key leadership brands experiencing declines. Issues arose in the Pinnacle Foods segment including a recall, inefficient promotions and pricing, a lack of innovation and increased innovation from competitors, which weighed on Conagra’s stock. With a large amount of debt leverage, we believed the company’s balance sheet would likely weaken, therefore, we exited the position.
While energy contributed favorably to performance, the sector was home to one significant laggard, Marathon Oil Corp. The sector was out of favor given that global demand was slowing, while supply levels have yet to be rationalized. For Marathon Oil specifically, investors were concerned with management’s ability to maintain capital discipline and slow capital expenditure growth. However, we continued to hold shares given the company’s premium assets in attractive basins and its lowest well costs in the industry.
In communication services, Lions Gate Entertainment Corp weighed on results in the sector. The company is one of the few remaining media firms and the larger firms like CBS, Time and Disney are looking for offerings for their platforms. Lions Gate lacks the financial strength to create a stronger platform on its own, given its debt level and volatile cash flow because of the hit or miss tendencies of production companies. Due to the continued lack of interest in Lions Gate offerings and its weaker financial position, the stock has come under pressure. We exited the position in May 2019 after CBS/Viacom showed potential interest in Starz.
In health care, we were disappointed with results from Centene Corp, a managed care insurer focused on government programs like Medicaid and Medicare. The company reported results that beat expectations during its most recent quarter with revenue up 29% and earnings up 49% driven by strong membership gains and the acquisition of Fidelis. However, Centene’s stock declined rather sharply due to the loss of the Louisiana Medicaid contract and delayed contract awards from Texas. We remained invested in Centene because of its strong fundamentals and our belief that the outcome of the election will not likely have a significant impact on government insurance programs.

Portfolio Managers’ Comments (continued)
In the information technology sector, our position in IT consulting firm DXC Technology Co. was a major source of weakness. The company posted several disappointing quarters with the latest showing organic revenue trends slowing sequentially, specifically in its global infrastructure services segment. Margins also missed on lower revenue and cost-cutting delays and management lowered fiscal-year 2020 revenue and EPS guidance. Given the stock’s persistent weakness and deteriorating outlook, we exited our position in DXC Technology.
Finally, the industrial sector was home to one detractor of note, XPO Logistics Inc., the provider of a range of logistics services across North America and Europe including an asset-light logistics business and a transportation business. During the company’s fourth quarter, its largest customer, believed to be Amazon although XPO Logistics wouldn’t confirm, pulled $600 million of its total $900 million of business. This incident was the latest in a string of issues including the loss of key executives, a reduction in guidance and the bankruptcy of a key European customer that resulted in the company missing third-quarter 2018 expectations. Consequently, we exited our position.
Nuveen Small Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and since inception periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the Russell 2000® Index, which has a market capitalization range of $40.0 million to $10.3 billion based on the June 28, 2019 reconstitution. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due security selection in the information technology, materials, communication services and financial sectors. In the technology area, communications equipment provider Poly (formerly known as Plantronics until March) retreated after advancing earlier in the reporting period. The company is the leading provider of a full range of commercial grade hardware enabling next-generation Unified Communication solutions. Shares underperformed later in the reporting period due to the anticipated continuation of channel disruption after Poly consolidated channel partners in Europe to cut costs. Also, trade concerns with Mexico weighed on shares during the summer months since the company manufactures a significant percentage of its product in that country. Although we owned Poly at the end of the reporting period, we exited our position in early November based on disappointing fiscal second-quarter 2020 results. Poly reported lower-than-expected revenue for the quarter as the company continued to work through the sales channel consolidation in Europe, materially lower guidance for the coming quarter and changes to its sales and marketing leadership, all of which will likely push out the timing of the company’s debt reduction.
Also, a position in TiVo Corp. detracted during the reporting period. The company is the leading global provider of both interactive program guides and Internet protocol licenses to the larger service providers who design their own software for digital program guides. Shares came under pressure during the reporting period after the long-awaited outcome of the company’s strategic review, which will result in a separation and spin-off of its lower margin Product Segment versus consummating an asset sale. Given our catalyst for owning the stock was pushed out until early 2020 in order to unlock shareholder value, we sold the Fund’s position in TiVo.

In materials, SunCoke Energy Inc., a leading provider of merchant coking material to steel manufacturers, came under pressure despite reporting a solid second quarter in tough weather conditions. The market focused on the potential impact weaker coal export pricing may have on the firm’s logistics fee-for-service business. We remain invested given the ongoing strength in SunCoke’s coking material segment. We believe the firm’s improved balance sheet allows for multiple value creation opportunities.
Stock selection was also weak in the communication services area including automotive classified website provider Cars.com Inc. Shares came under pressure following the board’s announcement that it concluded a strategic review with no actionable bids for the company. Despite this, Cars.com continued to deliver improving metrics toward its goal of net dealer growth by third quarter 2019, while also setting the company up for a better cash flow growth profile in 2020. Although we were disappointed in the outcome of the activist-driven strategic review, we maintained a small position given the positive momentum toward dealer retention goals that we do not believe is reflected in the stock price.
In the financial sector, the Fund saw poor results from Wintrust Financial Corporation, a Chicago-based regional bank. The shares displayed weak relative results as worries regarding the sensitivity of the company’s loan portfolio to lower short-term rates increased concerns regarding its net interest margin (NIM). We are factoring in NIM compression, but expect this to be offset by loan growth strength in Wintrust’s commercial lending portfolio, along with strength in its mortgage-related lines. Fee revenue is 27% of operating revenue with more than one-third of it generated from mortgage banking. We believe Wintrust Financial remains attractive given the strength of its lending and fee pipelines in this low rate environment and are maintaining our position.
Although the energy sector contributed favorably overall to the Fund’s performance, we saw weak results from Callon Petroleum Company, an independent oil and natural gas exploration and production company. We have a small active weight in this company, primarily due to the improving fundamentals we have witnessed from its core Permian Basin acreage in terms of improved production, cost efficiencies and cash flow from larger pad developments. Although accretive from an income standpoint, the company’s proposed acquisition of Carizzo loads up its balance sheet with more debt. Callon Petroleum is facing opposition against the proposed deal; therefore, we believe the outcome of this shareholder vote could be a catalyst for the stock. Historically, the company has been very acquisitive, but the market would rather management continue to deliver above-mentioned upside from its current core acreage. We have maintained our position for now.
Also, ProPetro Holding Corp., the leading provider of completion services within the Permian Basin, came under pressure after delaying its second-quarter 10-Q filing due to ongoing review of its internal controls surrounding both discretionary expense oversight and the capital spending approval process with the board. However, the company has maintained a “best-in-class” margin profile through its pursuit of a differentiated strategy of delivering solid outcomes for its larger exploration and production customer base at reasonable pricing. We reduced our position as we await the finalization of this review process that will hopefully clear this “fallen angel” stock that is trading below liquidation value with a solid balance sheet.
In the industrials sector, the Fund experienced weak results from a position in Quad/Graphics Inc., the provider of print, media and logistic services to a broad array of end markets. The company walked away from its announced acquisition of LSC Communications because of a Department of Justice lawsuit and took additional cost-out initiatives announced in the second quarter 2019. We believed both moves were reasonable steps and eliminated some ongoing overhang from the stock. However, we were negatively surprised when Quad/Graphics reported its third-quarter results, which included lowering full-year guidance and cutting the dividend in half, while only increasing cost-reduction initiatives slightly. The Fund continues to hold its position in Quad/Graphics.
In consumer staples, we saw weak results from Primo Water Corporation, the leading provider of bulk water in the U.S. The company had the highest market share in both water refill and exchange, which results in high recurring revenue streams. Primo’s performance has been choppy over the past year as the company’s Exchange and Dispenser businesses have been very strong, while its Refill business has struggled. While initial Refill issues seemed to have been resolved over the past six months, we are watching for improved volume trends in Refill and better cost controls in both Refill and Exchange.
On the positive side of the equation, the Fund experienced favorable stock selection in the consumer discretionary, energy and industrials sectors. Underweight positions in energy and health care were also beneficial. In consumer discretionary, our position in M/I Homes Inc., a Midwest and Southeast focused home builder, benefited from an attractive housing environment. With 30-year mortgage rates falling, new home sales have lifted to year-over-year growth rates in the high teens. M/I Homes has experienced improved

Portfolio Managers’ Comments (continued)
order demand and rising absorption trends within its communities. We believe that strong employment trends and consumer confidence, coupled with lower rates, continue to support housing-related stocks and remain invested.
The Fund also saw strong results from lease-to-own retailer Aaron’s. Through its Progressive segment, the firm contracts with other key retailers to provide customer financing arrangements. Aaron’s continued to execute well on its sales and earnings per share (EPS) goals largely driven by successful partnerships for its Progressive financing arm. In addition, Aaron’s core stores are displaying good sales comps as strong employment trends aid the company’s key clientele. We remained investors in Aaron’s given its attractive valuation coupled with continued top-line momentum opportunities from announcements with companies such as Best Buy and Wayfair.
Also in discretionary, the Fund experienced favorable results from furniture wholesaler and retailer LaZBoy Inc., which continued to execute on its strategy to improve margins and position the franchise for long-term growth. The company displayed strong operating trends as its Joybird acquisition, an e-commerce retailer, enhanced the firm’s sales traction. Although China tariffs remain an area of uncertainty, investors are giving LaZBoy credit for its strong fundamental results and debt-free balance sheet. We are no longer invested in LaZBoy.
Several holdings were standouts in the industrials sector led by Gibraltar Industries Inc., a leading provider of building products to the industrial, infrastructure and residential markets. The stock gained in recent months after earnings met and more recently in the third quarter, beat expectations. Also, full-year profit guidance drifted higher supported by strong backlog gains in renewables, better residential prospects with a stronger housing market and improved weather and acquisition upside. We see further earnings upside into 2020 and continue to view potential strategic mergers and acquisitions as a key catalyst for the company going forward. Although we trimmed our weight based on valuation, we maintained a position in Gibraltar Industries due to solid execution and good fundamentals.
We also saw strength from Brink’s Corp., the global armed security services company focused primarily on cash-in-transit, highly valuable precious gemstones and high-value merchandise. The company continued to improve its U.S. and Mexican operations, demonstrating solid progress toward its margin target for both geographies. Simultaneously, Brink’s has been able to undertake accretive acquisitions. The end result has been solid growth and operational execution, driving strong stock performance. In 2018, Brink’s fought an ongoing headwind of foreign currency translation and was also negatively impacted by high inflation in one of the countries it operates in, Argentina. We expected both would normalize in 2019, which was initially true, but hasn’t played out over the balance of the year. As a result, we have trimmed our position in Brink’s based on stock strength.
The Fund also benefited from a position in industrial firm SP Plus Corp, which provides parking management, ground transportation and other ancillary services to commercial, institutional and municipal clients. SP Plus has executed well in its core business, driving operating performance and increasing margins. This has been bolstered by the company’s Bags acquisition completed in fourth quarter 2018, which has provided upside to estimates. Given that we continue to see additional opportunities for both growth and margin improvement, we remain invested.
In information technology, we saw favorable results from SYNNEX Corp, a leading distributor of technology solutions to small- and mid-sized businesses in North America and a business process outsourcing (BPO) provider to clients globally. The firm delivered a strong fiscal third-quarter 2019 with both segments demonstrating continued margin expansion, organic growth and strong cash flow from operations. SYNNEX continues to deliver quarterly milestones that validate its ability to integrate and grow its recent acquisition of Convergys in the BPO segment. Because of that and its attractive valuation, we remain invested.
The Fund also benefited from its position in Cypress Semiconductor Corp, a manufacturer of a broad range of semiconductors and high-performance solutions for automotive, industrial, wireless networking and consumer electronics markets. Shares began to rally in late May 2019 on potential interest from Germany-based Infineon Technologies. Cypress and Infineon reached a deal in early June 2019 in which Infineon would acquire Cypress in an all-cash deal. Cypress Semiconductor has been a long-term holding for the Fund since the second quarter of 2013. It is nice to see the company being recognized for its strength in next-generation automotive and high-throughput wireless connectivity solutions. Given the stock had little upside, we decided to sell the Fund’s position in Cypress Semiconductor.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.81%	7.54%	11.45%
Class A Shares at maximum Offering Price	3.52%	6.28%	10.79%
Russell 1000® Value Index	11.21%	7.61%	11.96%
S&P 500® Index	14.33%	10.78%	13.70%
Lipper Equity Income Funds Classification Average	10.90%	7.33%	11.01%
Class C Shares	8.98%	6.74%	10.62%
Class R3 Shares	9.50%	7.27%	11.17%
Class I Shares	10.14%	7.82%	11.74%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	10.29%	7.94%	10.37%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.05)%	7.50%	11.05%
Class A Shares at maximum Offering Price	(5.83)%	6.24%	10.39%
Class C Shares	(0.85)%	6.70%	10.21%
Class R3 Shares	(0.32)%	7.23%	10.76%
Class I Shares	0.23%	7.78%	11.33%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	0.30%	7.90%	10.24%
Since inception return for Class R6 Shares 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.08%	1.83%	1.33%	0.72%	0.83%
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.19%	7.22%	11.08%
Class A Shares at maximum Offering Price	3.86%	5.96%	10.42%
Russell Midcap® Value Index	10.08%	6.95%	12.90%
Lipper Mid-Cap Value Funds Classification Average	6.88%	5.20%	11.09%
Class C Shares	9.39%	6.42%	10.25%
Class R3 Shares	9.92%	6.96%	10.80%
Class I Shares	10.48%	7.49%	11.35%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	10.63%	0.68%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.74)%	7.75%	10.61%
Class A Shares at maximum Offering Price	(7.39)%	6.49%	9.96%
Class C Shares	(2.49)%	6.94%	9.78%
Class R3 Shares	(1.99)%	7.49%	10.34%
Class I Shares	(1.50)%	8.02%	10.89%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(1.36)%	0.27%
Since inception returns for Class R6 Shares are from 6/20/18. Since inception returns for Class R6 Shares are cumulative. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	0.98%	1.07%
Net Expense Ratios	1.17%	1.92%	1.42%	0.83%	0.92%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.44%	5.55%	11.56%
Class A Shares at maximum Offering Price	(5.33)%	4.31%	10.90%
Russell 2000® Value Index	3.22%	6.24%	11.08%
Lipper Small-Cap Value Funds Classification Average	0.87%	4.50%	10.27%
Class C Shares	(0.28)%	4.76%	10.74%
Class R3 Shares	0.21%	5.28%	11.29%
Class I Shares	0.69%	5.81%	11.84%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	0.90%	5.17%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(11.28)%	6.38%	10.66%
Class A Shares at maximum Offering Price	(16.37)%	5.13%	10.00%
Class C Shares	(11.93)%	5.58%	9.83%
Class R3 Shares	(11.48)%	6.11%	10.38%
Class I Shares	(11.07)%	6.63%	10.92%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(10.82)%	4.86%
Since inception return for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.82%	0.99%
Net Expense Ratios	1.20%	1.95%	1.45%	0.78%	0.95%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.7%
Investments Purchased with Collateral from Securities Lending	0.4%
Money Market Funds	1.3%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.1%
Health Care Providers & Services	6.3%
Consumer Finance	5.6%
Multi-Utilities	5.4%
Electric Utilities	4.5%
Diversified Telecommunication Services	4.3%
Pharmaceuticals	4.3%
Insurance	4.2%
Semiconductors & Semiconductor Equipment	3.9%
Machinery	3.4%
Mortgage Real Estate Investment Trust	3.3%
Aerospace & Defense	3.2%
Biotechnology	3.1%
Oil, Gas & Consumable Fuels	3.0%
Equity Real Estate Investment Trust	2.8%
Entertainment	2.8%
Chemicals	2.6%
Household Durables	2.5%
Media	2.3%
Multiline Retail	2.3%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	0.4%
Money Market Funds	1.3%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
AT&T Inc.	4.4%
JPMorgan Chase & Co	3.3%
Chevron Corp	3.0%
Citigroup Inc.	3.0%
FirstEnergy Corp	2.8%

Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Money Market Funds	1.5%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	12.8%
Electric Utilities	6.1%
Banks	5.8%
Insurance	5.5%
Multi-Utilities	4.8%
Oil, Gas & Consumable Fuels	4.4%
Capital Markets	3.7%
Hotels, Restaurants & Leisure	3.4%
Household Durables	3.2%
Machinery	3.1%
IT Services	3.1%
Airlines	3.0%
Health Care Equipment & Supplies	2.7%
Chemicals	2.6%
Aerospace & Defense	2.3%
Mortgage Real Estate Investment Trust	2.3%
Road & Rail	2.2%
Health Care Providers & Services	2.0%
Software	2.0%
Food Products	1.9%
Electrical Equipment	1.9%
Diversified Financial Services	1.8%
Other	18.3%
Money Market Funds	1.5%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
FirstEnergy Corp	2.6%
L3Harris Technologies Inc.	2.3%
Starwood Property Trust Inc.	2.3%
Hartford Financial Services Group Inc.	2.2%
Entergy Corp	2.0%

Holding Summaries    as of October 31, 2019 (continued)
Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Investments Purchased with Collateral from Securities Lending	0.3%
Money Market Funds	1.1%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	17.3%
Equity Real Estate Investment Trust	11.6%
Insurance	4.5%
Thrifts & Mortgage Finance	4.4%
Communications Equipment	3.7%
Electronic Equipment, Instruments & Components	3.7%
Household Durables	3.4%
Mortgage Real Estate Investment Trust	3.2%
Commercial Services & Supplies	3.1%
Capital Markets	2.9%
Gas Utilities	2.8%
Oil, Gas & Consumable Fuels	2.8%
Professional Services	2.5%
Software	2.2%
Construction & Engineering	2.2%
Auto Components	2.1%
Metals & Mining	1.9%
Specialty Retail	1.9%
Building Products	1.8%
Multi-Utilities	1.7%
Other	19.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Money Market Funds	1.1%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
SYNNEX Corp	1.9%
Radian Group Inc.	1.9%
IBERIABANK Corp	1.9%
Aaron's Inc.	1.9%
Cathay General Bancorp	1.8%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2019.
The beginning of the period is May 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.02	$1,028.69	$1,030.87	$1,034.71	$1,034.41
Expenses Incurred During the Period	$ 5.74	$ 9.56	$ 7.01	$ 3.69	$ 4.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.56	$1,015.78	$1,018.30	$1,021.58	$1,020.82
Expenses Incurred During the Period	$ 5.70	$ 9.50	$ 6.97	$ 3.67	$ 4.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.37%, 0.72% and 0.87% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.69	$1,028.87	$1,031.45	$1,034.81	$1,034.10
Expenses Incurred During the Period	$ 5.99	$ 9.82	$ 7.27	$ 3.95	$ 4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,021.32	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 3.92	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.77% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 961.44	$ 958.31	$ 960.57	$ 963.69	$ 962.75
Expenses Incurred During the Period	$ 5.93	$ 9.63	$ 7.17	$ 3.96	$ 4.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.38	$1,017.90	$1,021.17	$1,020.42
Expenses Incurred During the Period	$ 6.11	$ 9.91	$ 7.38	$ 4.08	$ 4.84
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.80% and 0.95% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund, and Nuveen Small Cap Value Fund (three of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 27, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Dividend Value Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 99.7%
	Aerospace & Defense – 3.2%
39,331	Boeing Co	$13,369,000
85,777	L3Harris Technologies Inc.	17,696,653
	Total Aerospace & Defense	31,065,653
	Banks – 10.1%
406,894	Citigroup Inc.	29,239,403
298,429	East West Bancorp Inc.	12,808,573
256,729	JPMorgan Chase & Co	32,070,587
629,388	KeyCorp	11,310,102
336,162	TCF Financial Corp	13,308,653
	Total Banks	98,737,318
	Biotechnology – 3.1%
204,369	AbbVie Inc.	16,257,554
218,351	Gilead Sciences Inc.	13,911,142
	Total Biotechnology	30,168,696
	Capital Markets – 2.1%
448,271	Morgan Stanley	20,642,879
	Chemicals – 2.6%
111,903	Celanese Corp	13,557,049
269,729	CF Industries Holdings Inc.	12,232,210
	Total Chemicals	25,789,259
	Communications Equipment – 1.7%
100,108	Motorola Solutions Inc.	16,649,963
	Consumer Finance – 5.6%
177,453	American Express Co	20,811,688
196,370	Capital One Financial Corp	18,311,502
189,089	Discover Financial Services	15,176,283
	Total Consumer Finance	54,299,473
	Diversified Telecommunication Services – 4.3%
1,104,143	AT&T Inc.	42,498,464
	Electric Utilities – 4.5%
257,736	Evergy Inc.	16,471,908
575,631	FirstEnergy Corp	27,814,490
	Total Electric Utilities	44,286,398

Shares	Description (1)	Value
	Electrical Equipment – 1.1%
73,090	Hubbell Inc.	$ 10,356,853
	Entertainment – 2.8%
208,291	Walt Disney Co	27,061,167
	Equity Real Estate Investment Trust – 2.8%
108,563	Crown Castle International Corp	15,067,459
99,378	Digital Realty Trust Inc.	12,624,981
	Total Equity Real Estate Investment Trust	27,692,440
	Food Products – 1.9%
221,298	Tyson Foods Inc., Class A	18,321,261
	Health Care Providers & Services – 6.3%
114,819	Cigna Corp	20,490,599
49,105	Humana Inc.	14,446,691
105,327	UnitedHealth Group Inc.	26,616,133
	Total Health Care Providers & Services	61,553,423
	Hotels, Restaurants & Leisure – 1.2%
426,999	MGM Resorts International	12,169,471
	Household Durables – 2.5%
1,285,917	Newell Brands Inc.	24,393,845
	Insurance – 4.2%
291,247	Hartford Financial Services Group Inc.	16,624,379
101,684	Marsh & McLennan Cos Inc.	10,536,496
604,798	Old Republic International Corp	13,511,187
	Total Insurance	40,672,062
	Internet & Direct Marketing Retail – 1.3%
90,039	Expedia Group Inc.	12,304,730
	IT Services – 2.0%
148,554	Fidelity National Information Services Inc.	19,573,475
	Machinery – 3.4%
132,668	Caterpillar Inc.	18,281,650
96,617	Stanley Black & Decker Inc.	14,621,051
	Total Machinery	32,902,701
	Media – 2.3%
498,507	Comcast Corp., Class A	22,343,084
	Mortgage Real Estate Investment Trust – 3.3%
900,502	AGNC Investment Corp	15,353,559

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Mortgage Real Estate Investment Trust (continued)
686,747	Starwood Property Trust Inc.	$ 16,893,976
	Total Mortgage Real Estate Investment Trust	32,247,535
	Multiline Retail – 2.3%
206,424	Target Corp	22,068,790
	Multi-Utilities – 5.4%
160,666	Ameren Corp	12,483,748
224,351	Dominion Energy Inc.	18,520,175
348,336	Public Service Enterprise Group Inc.	22,053,152
	Total Multi-Utilities	53,057,075
	Oil, Gas & Consumable Fuels – 3.0%
253,912	Chevron Corp	29,489,340
	Personal Products – 1.4%
233,844	Unilever NV	13,852,919
	Pharmaceuticals – 4.3%
143,195	Allergan PLC	25,218,072
333,869	AstraZeneca PLC, Sponsored ADR, (2)	16,369,597
	Total Pharmaceuticals	41,587,669
	Road & Rail – 1.1%
80,000	Kansas City Southern	11,262,400
	Semiconductors & Semiconductor Equipment – 3.9%
32,667	Broadcom Inc.	9,566,531
442,901	Marvell Technology Group Ltd	10,802,355
89,917	NXP Semiconductors NV	10,221,765
81,545	Xilinx Inc.	7,399,393
	Total Semiconductors & Semiconductor Equipment	37,990,044
	Software – 1.5%
102,705	Microsoft Corp	14,724,816
	Specialty Retail – 1.3%
174,039	Best Buy Co Inc.	12,501,221
	Tobacco – 2.1%
257,013	Philip Morris International Inc.	20,931,139
	Trading Companies & Distributors – 1.1%
59,224	Watsco Inc.	10,441,191
	Total Long-Term Investments (cost $809,889,932)	973,636,754

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.4%
	MONEY MARKET FUNDS – 0.4%
3,758,147	First American Government Obligations Fund, Class X, (3)	1.743% (4)	$ 3,758,147
	Total Investments Purchased with Collateral from Securities Lending (cost $3,758,147)		3,758,147

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.3%
	MONEY MARKET FUNDS – 1.3%
12,555,067	First American Treasury Obligation Fund, Class Z	1.693% (4)	$ 12,555,067
	Total Short-Term Investments (cost $12,555,067)		12,555,067
	Total Investments (cost $826,203,146) – 101.4%		989,949,968
	Other Assets Less Liabilities – (1.4)%		(13,851,804)
	Net Assets – 100%		$ 976,098,164
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $3,666,905.
(3)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 2.3%
38,522	L3Harris Technologies Inc.	$ 7,947,474
	Airlines – 3.0%
69,053	Alaska Air Group Inc.	4,794,350
59,248	United Airlines Holdings Inc., (2)	5,382,088
	Total Airlines	10,176,438
	Auto Components – 1.0%
80,560	BorgWarner Inc	3,357,741
	Banks – 5.8%
137,731	East West Bancorp Inc.	5,911,415
368,593	KeyCorp	6,623,616
10,702	SVB Financial Group, (2)	2,370,279
100,727	Western Alliance Bancorp	4,968,863
	Total Banks	19,874,173
	Biotechnology – 1.2%
44,907	United Therapeutics Corp, (2)	4,034,445
	Building Products – 1.6%
119,361	Masco Corp	5,520,446
	Capital Markets – 3.7%
41,471	Evercore Inc., Class A	3,053,924
52,782	Nasdaq Inc.	5,266,060
52,006	Raymond James Financial Inc.	4,341,981
	Total Capital Markets	12,661,965
	Chemicals – 2.6%
37,440	Celanese Corp	4,535,856
97,584	CF Industries Holdings Inc.	4,425,434
	Total Chemicals	8,961,290
	Communications Equipment – 1.0%
20,956	Motorola Solutions Inc.	3,485,402
	Consumer Finance – 1.7%
72,007	Discover Financial Services	5,779,282
	Diversified Financial Services – 1.8%
112,312	Voya Financial Inc.	6,060,355

Shares	Description (1)	Value
	Electric Utilities – 6.1%
96,890	Alliant Energy Corp	$5,168,113
57,738	Entergy Corp	7,014,012
184,421	FirstEnergy Corp	8,911,223
	Total Electric Utilities	21,093,348
	Electrical Equipment – 1.9%
42,626	AMETEK Inc.	3,906,673
17,718	Hubbell Inc.	2,510,640
	Total Electrical Equipment	6,417,313
	Entertainment – 1.6%
44,495	Take-Two Interactive Software Inc., (2)	5,354,973
	Equity Real Estate Investment Trust – 12.8%
306,731	Brandywine Realty Trust	4,686,850
50,720	Digital Realty Trust Inc.	6,443,469
15,044	Essex Property Trust Inc.	4,921,344
164,313	First Industrial Realty Trust Inc.	6,919,220
39,989	Mid-America Apartment Communities Inc.	5,558,071
136,647	Park Hotels & Resorts Inc.	3,177,043
78,155	SL Green Realty Corp	6,533,758
180,560	Washington Real Estate Investment Trust	5,600,971
	Total Equity Real Estate Investment Trust	43,840,726
	Food Products – 1.9%
78,707	Tyson Foods Inc., Class A	6,516,153
	Health Care Equipment & Supplies – 2.7%
6,783	Teleflex Inc.	2,356,482
49,498	Zimmer Biomet Holdings Inc.	6,842,109
	Total Health Care Equipment & Supplies	9,198,591
	Health Care Providers & Services – 2.0%
81,192	Centene Corp, (2)	4,309,671
14,364	Cigna Corp	2,563,400
	Total Health Care Providers & Services	6,873,071
	Hotels, Restaurants & Leisure – 3.4%
23,015	Hyatt Hotels Corp, Class A	1,720,141
179,783	MGM Resorts International	5,123,816
45,074	Royal Caribbean Cruises Ltd	4,905,403
	Total Hotels, Restaurants & Leisure	11,749,360
	Household Durables – 3.2%
91,967	DR Horton Inc.	4,816,312
320,716	Newell Brands Inc.	6,083,982
	Total Household Durables	10,900,294

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Insurance – 5.5%
132,896	Hartford Financial Services Group Inc.	$7,585,704
299,598	Old Republic International Corp	6,693,019
25,533	Willis Towers Watson PLC	4,772,118
	Total Insurance	19,050,841
	IT Services – 3.1%
16,369	Fiserv Inc., (2)	1,737,406
204,886	Perspecta Inc.	5,437,674
18,499	VeriSign Inc., (2)	3,515,180
	Total IT Services	10,690,260
	Leisure Products – 1.7%
102,887	Brunswick Corp/DE	5,992,139
	Machinery – 3.1%
47,267	Crane Co	3,616,871
36,612	Ingersoll-Rand PLC	4,645,696
17,060	Stanley Black & Decker Inc.	2,581,690
	Total Machinery	10,844,257
	Media – 1.1%
245,777	TEGNA Inc.	3,694,028
	Metals & Mining – 1.0%
111,863	Steel Dynamics Inc.	3,396,161
	Mortgage Real Estate Investment Trust – 2.3%
317,263	Starwood Property Trust Inc.	7,804,670
	Multiline Retail – 1.7%
37,049	Dollar General Corp	5,940,437
	Multi-Utilities – 4.8%
73,849	Ameren Corp	5,738,067
150,547	NiSource Inc.	4,221,338
102,806	Public Service Enterprise Group Inc.	6,508,648
	Total Multi-Utilities	16,468,053
	Oil, Gas & Consumable Fuels – 4.4%
99,982	Devon Energy Corp	2,027,635
82,860	HollyFrontier Corp	4,552,328
379,709	Marathon Oil Corp	4,378,045
190,714	Williams Cos Inc.	4,254,829
	Total Oil, Gas & Consumable Fuels	15,212,837
	Real Estate Management & Development – 1.1%
25,434	Jones Lang LaSalle Inc.	3,726,590

Shares	Description (1)	Value
	Road & Rail – 2.2%
23,434	Genesee & Wyoming Inc., Class A, (2)	$2,601,877
35,779	Kansas City Southern	5,036,968
	Total Road & Rail	7,638,845
	Semiconductors & Semiconductor Equipment – 1.3%
180,065	Marvell Technology Group Ltd	4,391,785
	Software – 2.0%
17,184	Autodesk Inc., (2)	2,532,234
31,651	Synopsys Inc., (2)	4,296,623
	Total Software	6,828,857
	Specialty Retail – 1.4%
66,465	Best Buy Co Inc.	4,774,181
	Water Utilities – 0.9%
26,416	American Water Works Co Inc.	3,256,300
	Total Long-Term Investments (cost $302,762,693)	339,513,081

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.5%
	MONEY MARKET FUNDS – 1.5%
5,251,171	First American Treasury Obligation Fund, Class Z	1.693% (3)	$ 5,251,171
	Total Short-Term Investments (cost $5,251,171)		5,251,171
	Total Investments (cost $308,013,864) – 100.4%		344,764,252
	Other Assets Less Liabilities – (0.4)%		(1,237,965)
	Net Assets – 100%		$ 343,526,287
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 0.6%
295,541	Parsons Corp, (2)	$ 10,521,260
	Air Freight & Logistics – 1.3%
1,004,980	Air Transport Services Group Inc., (2)	21,014,132
	Auto Components – 2.1%
418,940	Cooper Tire & Rubber Co	11,830,865
1,379,812	Dana Inc.	22,394,349
	Total Auto Components	34,225,214
	Banks – 17.3%
570,207	Banner Corp	30,779,774
542,727	Berkshire Hills Bancorp Inc.	16,840,819
869,542	Cathay General Bancorp	30,929,609
967,102	First Busey Corp	25,502,480
552,922	Heartland Financial USA Inc.	25,865,691
426,827	IBERIABANK Corp	31,324,833
500,498	Pinnacle Financial Partners Inc., Class A	29,439,292
542,558	Preferred Bank	28,923,767
693,658	Renasant Corp	24,069,933
412,349	Western Alliance Bancorp	20,341,176
356,385	Wintrust Financial Corp	22,744,491
	Total Banks	286,761,865
	Beverages – 1.1%
1,551,132	Primo Water Corp, (2)	18,760,942
	Biotechnology – 0.7%
134,823	United Therapeutics Corp, (2)	12,112,498
	Building Products – 1.8%
558,492	Gibraltar Industries Inc.	29,728,529
	Capital Markets – 2.9%
292,089	Evercore Inc., Class A	21,509,434
329,291	Piper Jaffray Companies	25,862,515
	Total Capital Markets	47,371,949
	Chemicals – 1.2%
416,381	Minerals Technologies Inc.	20,590,040

Shares	Description (1)	Value
	Commercial Services & Supplies – 3.1%
221,634	Brink's Co	$18,830,025
593,065	Quad/Graphics Inc.	2,686,584
686,502	SP Plus Corp, (2)	30,322,793
	Total Commercial Services & Supplies	51,839,402
	Communications Equipment – 3.7%
338,554	NETGEAR Inc., (2)	9,198,512
618,459	Plantronics Inc.	24,379,654
1,234,288	Radware Ltd, (2)	27,845,537
	Total Communications Equipment	61,423,703
	Construction & Engineering – 2.2%
523,586	Aegion Corp, (2)	11,346,109
278,100	EMCOR Group Inc.	24,392,151
	Total Construction & Engineering	35,738,260
	Diversified Telecommunication Services – 0.7%
1,163,108	Vonage Holdings Corp, (2)	11,363,565
	Electronic Equipment, Instruments & Components – 3.7%
418,436	Avnet Inc.	16,553,328
269,797	SYNNEX Corp	31,765,899
1,080,871	TTM Technologies Inc., (2)	12,656,999
	Total Electronic Equipment, Instruments & Components	60,976,226
	Energy Equipment & Services – 1.2%
1,357,207	Helix Energy Solutions Group Inc., (2)	11,658,408
1,065,809	ProPetro Holding Corp, (2)	8,260,020
	Total Energy Equipment & Services	19,918,428
	Equity Real Estate Investment Trust – 11.6%
1,707,652	Brandywine Realty Trust	26,092,923
877,143	Kite Realty Group Trust	15,630,688
1,231,650	Lexington Realty Trust	13,400,352
1,221,286	Preferred Apartment Communities Inc.	17,488,816
664,564	Retail Opportunity Investments Corp	12,404,087
1,665,822	RLJ Lodging Trust	27,336,139
788,394	STAG Industrial Inc.	24,471,750
2,138,313	Summit Hotel Properties Inc.	26,215,717
967,572	Washington Real Estate Investment Trust	30,014,083
	Total Equity Real Estate Investment Trust	193,054,555
	Food Products – 1.5%
1,903,900	Hostess Brands Inc., (2)	24,331,842
	Gas Utilities – 2.8%
620,826	South Jersey Industries Inc.	19,965,764

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Gas Utilities (continued)
316,341	Spire Inc.	$ 26,591,625
	Total Gas Utilities	46,557,389
	Health Care Equipment & Supplies – 1.3%
650,029	Natus Medical Inc., (2)	21,892,977
	Health Care Providers & Services – 1.0%
278,696	AMN Healthcare Services Inc., (2)	16,376,177
	Hotels, Restaurants & Leisure – 1.4%
273,796	Jack in the Box Inc.	23,004,340
	Household Durables – 3.4%
756,296	La-Z-Boy Inc.	26,856,071
678,058	M/I Homes Inc.	29,956,602
	Total Household Durables	56,812,673
	Insurance – 4.5%
238,297	AMERISAFE Inc.	15,139,008
292,261	Argo Group International Holdings Ltd	18,082,188
340,716	BRP Group Inc., (2)	5,519,599
1,494,432	CNO Financial Group Inc.	23,387,861
285,730	Horace Mann Educators Corp	12,446,399
	Total Insurance	74,575,055
	Interactive Media & Services – 0.6%
902,512	Carscom Inc., (2)	10,207,411
	Leisure Products – 0.9%
255,624	Brunswick Corp/DE	14,887,542
	Machinery – 0.7%
743,721	Milacron Holdings Corp, (2)	12,435,015
	Media – 0.8%
337,745	Meredith Corp	12,732,986
	Metals & Mining – 1.9%
832,242	Allegheny Technologies Inc.	17,485,404
2,643,519	SunCoke Energy Inc.	13,984,216
	Total Metals & Mining	31,469,620
	Mortgage Real Estate Investment Trust – 3.2%
1,585,301	Invesco Mortgage Capital Inc.	24,952,638
1,620,029	Ladder Capital Corp	27,977,901
	Total Mortgage Real Estate Investment Trust	52,930,539
	Multi-Utilities – 1.7%
359,066	Black Hills Corp	28,305,173

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 2.8%
506,649	Brigham Minerals Inc., Class A	$9,671,930
1,866,616	Callon Petroleum Co, (2), (3)	7,093,141
461,032	Delek US Holdings Inc.	18,418,228
1,132,710	Magnolia Oil & Gas Corp, (2), (3)	11,123,212
	Total Oil, Gas & Consumable Fuels	46,306,511
	Pharmaceuticals – 1.2%
559,732	Prestige Consumer Healthcare Inc., (2)	19,848,097
	Professional Services – 2.5%
700,971	CBIZ Inc., (2)	19,185,576
596,988	Korn Ferry	21,903,490
	Total Professional Services	41,089,066
	Semiconductors & Semiconductor Equipment – 1.2%
105,376	MKS Instruments Inc.	11,403,791
179,485	Semtech Corp, (2)	9,056,813
	Total Semiconductors & Semiconductor Equipment	20,460,604
	Software – 2.2%
294,912	Alarmcom Holdings Inc., (2)	14,568,653
233,108	j2 Global Inc.	22,135,935
	Total Software	36,704,588
	Specialty Retail – 1.9%
415,052	Aaron's Inc.	31,099,846
	Textiles, Apparel & Luxury Goods – 1.4%
301,173	Culp Inc.	4,659,146
733,959	G-III Apparel Group Ltd, (2)	18,429,711
	Total Textiles, Apparel & Luxury Goods	23,088,857
	Thrifts & Mortgage Finance – 4.4%
600,484	Flagstar Bancorp Inc.	21,821,589
1,254,328	Radian Group Inc.	31,483,633
466,732	WSFS Financial Corp	19,682,088
	Total Thrifts & Mortgage Finance	72,987,310
	Water Utilities – 1.0%
311,238	California Water Service Group	17,419,991
	Total Long-Term Investments (cost $1,597,111,212)	1,650,924,177

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%
	MONEY MARKET FUNDS – 0.3%
5,652,479	First American Government Obligations Fund, Class X, (4)	1.743% (5)	$ 5,652,479
	Total Investments Purchased with Collateral from Securities Lending (cost $5,652,479)		5,652,479

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MONEY MARKET FUNDS – 1.1%
17,886,097	First American Treasury Obligation Fund, Class Z	1.693% (5)	$ 17,886,097
	Total Short-Term Investments (cost $17,886,097)		17,886,097
	Total Investments (cost $1,620,649,788) – 100.9%		1,674,462,753
	Other Assets Less Liabilities – (0.9)%		(15,444,892)
	Net Assets – 100%		$ 1,659,017,861
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,365,517.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2019
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $809,889,932, $302,762,693 and $1,597,111,212, respectively)	$973,636,754	$339,513,081	$1,650,924,177
Investment purchased with collateral from securities lending, at value (cost approximates value)	3,758,147	—	5,652,479
Short-term investments, at value (cost approximates value)	12,555,067	5,251,171	17,886,097
Receivable for:
Dividends	1,915,459	147,990	174,030
Due from broker	34	—	852
Interest	5,041	8,016	24,002
Investments sold	—	—	6,663,144
Shares sold	2,840,453	433,424	3,551,275
Other assets	106,791	34,935	76,061
Total assets	994,817,746	345,388,617	1,684,952,117
Liabilities
Payable for:
Collateral from securities lending program	3,758,147	—	5,652,479
Investments purchased	12,727,063	864,472	13,720,339
Shares redeemed	972,540	565,159	3,242,143
Accrued expenses:
Directors fees	91,925	12,861	60,139
Management fees	552,994	201,072	1,984,572
Shareholder servicing agent fees	412,844	133,936	832,902
12b-1 distribution and service fees	74,670	22,375	99,945
Other	129,399	62,455	341,737
Total liabilities	18,719,582	1,862,330	25,934,256
Net assets	$976,098,164	$343,526,287	$1,659,017,861

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$215,710,053	$ 55,467,383	$ 213,818,759
Shares outstanding	15,174,988	1,350,393	9,634,660
Net asset value ("NAV") per share	$ 14.21	$ 41.07	$ 22.19
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 15.08	$ 43.58	$ 23.54
Class C Shares
Net assets	$ 23,083,320	$ 7,631,308	$ 45,920,048
Shares outstanding	1,656,989	198,285	2,466,737
NAV and offering price per share	$ 13.93	$ 38.49	$ 18.62
Class R3 Shares
Net assets	$ 23,090,781	$ 10,229,914	$ 37,296,179
Shares outstanding	1,632,532	251,505	1,720,613
NAV and offering price per share	$ 14.14	$ 40.67	$ 21.68
Class R6 Shares
Net assets	$ 52,824,240	$ 19,481,138	$ 133,070,731
Shares outstanding	3,634,192	471,475	5,763,308
NAV and offering price per share	$ 14.54	$ 41.32	$ 23.09
Class I Shares
Net assets	$661,389,770	$250,716,544	$1,228,912,144
Shares outstanding	45,881,070	6,079,621	53,424,839
NAV and offering price per share	$ 14.42	$ 41.24	$ 23.00
Fund level net assets consist of:
Capital paid-in	$695,151,907	$308,247,850	$1,794,279,315
Total distributable earnings	280,946,257	35,278,437	(135,261,454)
Fund level net assets	$976,098,164	$343,526,287	$1,659,017,861
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2019
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$ 32,704,781	$ 6,821,453	$ 37,262,204
Interest	152,198	87,005	1,174,738
Securities lending income	547	1,014	64,210
Foreign tax withheld on dividend income	(89,116)	(1,342)	—
Total investment income	32,768,410	6,908,130	38,501,152
Expenses
Management fees	7,226,627	2,453,043	14,757,965
12b-1 service fees - Class A Shares	551,047	136,666	611,231
12b-1 distibution and service fees - Class C Shares	263,785	76,112	556,998
12b-1 distibution and service fees - Class R3 Shares	126,102	46,164	209,500
Shareholder servicing agent fees	1,371,453	440,905	3,666,020
Custodian fees	113,082	37,703	201,941
Professional fees	78,004	42,364	125,279
Directors fees	32,113	9,119	55,988
Shareholder reporting expenses	106,079	66,317	419,828
Federal and state registration fees	103,156	105,289	147,868
Other	18,506	4,391	36,075
Total expenses before fee waiver/expense reimbursement	9,989,954	3,418,073	20,788,693
Fee waiver/expense reimbursement	—	(314,047)	(1,474,212)
Net expenses	9,989,954	3,104,026	19,314,481
Net investment income (loss)	22,778,456	3,804,104	19,186,671
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	136,560,082	(4,962,182)	(195,896,872)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(57,720,876)	36,915,276	168,775,638
Net realized and unrealized gain (loss)	78,839,206	31,953,094	(27,121,234)
Net increase (decrease) in net assets from operations	$101,617,662	$35,757,198	$ (7,934,563)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Dividend Value		Mid Cap Value		Small Cap Value
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 22,778,456	$ 21,243,012	$ 3,804,104	$ 1,095,201	$ 19,186,671	$ 15,230,890
Net realized gain (loss) from investments and foreign currency	136,560,082	89,289,516	(4,962,182)	10,169,487	(195,896,872)	69,259,453
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(57,720,876)	(66,520,545)	36,915,276	(20,528,631)	168,775,638	(307,403,692)
Net increase (decrease) in net assets from operations	101,617,662	44,011,983	35,757,198	(9,263,943)	(7,934,563)	(222,913,349)
Distributions to Shareholders
Dividends:
Class A Shares	(21,478,363)	(34,728,444)	(2,090,136)	(2,999,640)	(9,218,363)	(2,578,153)
Class C Shares	(2,571,787)	(4,635,415)	(269,609)	(562,327)	(2,213,805)	(346,671)
Class R3 Shares	(2,421,158)	(4,035,422)	(305,976)	(390,060)	(1,486,198)	(248,991)
Class R6 Shares(1)	(15,749,024)	(23,647,109)	(150,144)	—	(4,532,713)	(610,197)
Class I Shares	(59,923,827)	(73,268,294)	(7,324,416)	(4,709,016)	(59,648,995)	(16,222,943)
Class T Shares(2)	—	(3,267)	—	—	—	(218)
Decrease in net assets from distributions to shareholders	(102,144,159)	(140,317,951)	(10,140,281)	(8,661,043)	(77,100,074)	(20,007,173)
Fund Share Transactions
Proceeds from sale of shares	181,700,330	323,024,720	195,139,508	144,755,470	725,770,948	1,445,452,753
Proceeds from shares issued to shareholders due to reinvestment of distributions	89,885,116	116,630,287	9,082,541	6,501,180	61,854,103	15,787,250
	271,585,446	439,655,007	204,222,049	151,256,650	787,625,051	1,461,240,003
Cost of shares redeemed	(407,594,403)	(322,670,588)	(92,882,064)	(37,204,641)	(1,386,388,541)	(813,996,405)
Net increase (decrease) in net assets from Fund share transactions	(136,008,957)	116,984,419	111,339,985	114,052,009	(598,763,490)	647,243,598
Net increase (decrease) in net assets	(136,535,454)	20,678,451	136,956,902	96,127,023	(683,798,127)	404,323,076
Net assets at the beginning of period	1,112,633,618	1,091,955,167	206,569,385	110,442,362	2,342,815,988	1,938,492,912
Net assets at the end of period	$ 976,098,164	$1,112,633,618	$343,526,287	$206,569,385	$ 1,659,017,861	$2,342,815,988

(1)	Mid Cap Value’s Class R6 Shares were established on June 20, 2018.
(2)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.

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Financial Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2019	$14.32	$0.26	$ 0.96	$ 1.22	$(0.28)	$(1.05)	$(1.33)	$14.21
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
Class C (02/99)
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
Class R3 (09/01)
2019	14.26	0.23	0.94	1.17	(0.24)	(1.05)	(1.29)	14.14
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
Class R6 (02/13)
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
Class I (08/94)
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

9.81%	$215,710	1.11%	1.94%	93%
3.72	264,271	1.08	1.68	68
20.95	269,063	1.08	1.46	56
5.33	259,457	1.14	1.69	67
(0.87)	310,055	1.15	1.72	53

8.98	23,083	1.86	1.19	93
2.98	31,111	1.83	0.95	68
20.09	39,825	1.83	0.72	56
4.46	43,097	1.89	0.94	67
(1.59)	53,507	1.90	0.98	53

9.50	23,091	1.36	1.68	93
3.53	27,927	1.33	1.44	68
20.64	33,639	1.33	1.21	56
5.01	31,758	1.39	1.49	67
(1.12)	42,618	1.40	1.45	53

10.29	52,824	0.72	2.30	93
4.15	172,215	0.72	2.05	68
21.40	188,356	0.73	1.63	56
5.63	50,588	0.79	2.04	67
(0.51)	56,123	0.81	2.03	53

10.14	661,390	0.86	2.18	93
4.02	617,086	0.83	1.94	68
21.25	561,047	0.83	1.73	56
5.56	654,967	0.89	1.95	67
(0.64)	930,850	0.90	1.99	53
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2019	$38.91	$ 0.40	$ 3.29	$ 3.69	$(0.09)	$(1.44)	$(1.53)	$41.07
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
Class C (02/99)
2019	36.73	0.11	3.09	3.20	—	(1.44)	(1.44)	38.49
2018	40.17	—*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
Class R3 (09/01)
2019	38.55	0.31	3.25	3.56	—	(1.44)	(1.44)	40.67
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
Class R6 (06/18)
2019	39.10	0.55	3.30	3.85	(0.19)	(1.44)	(1.63)	41.32
2018(e)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2019	39.08	0.51	3.28	3.79	(0.19)	(1.44)	(1.63)	41.24
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.19%	$ 55,467	1.27%	0.94%	1.17%	1.04%	46%
(0.65)	51,202	1.31	0.55	1.17	0.69	49
24.43	40,319	1.32	0.52	1.17	0.67	43
3.12	34,230	1.39	0.73	1.26	0.86	44
0.89	36,378	1.41	0.20	1.32	0.29	111

9.39	7,631	2.02	0.20	1.92	0.30	46
(1.41)	6,899	2.06	(0.14)	1.92	—**	49
23.52	7,474	2.07	(0.23)	1.92	(0.08)	43
2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111

9.92	10,230	1.52	0.70	1.42	0.81	46
(0.90)	7,670	1.56	0.30	1.42	0.44	49
24.11	5,284	1.57	0.28	1.42	0.43	43
2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111

10.63	19,481	0.87	1.29	0.77	1.39	46
(8.77)	958	0.93***	0.56***	0.79***	0.71***	49

10.48	250,717	1.02	1.20	0.92	1.30	46
(0.40)	139,841	1.07	0.80	0.92	0.95	49
24.75	57,365	1.07	0.77	0.92	0.92	43
3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2019	$22.96	$ 0.18	$(0.17)	$ 0.01	$(0.13)	$(0.65)	$(0.78)	$22.19
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
Class C (02/99)
2019	19.39	0.01	(0.13)	(0.12)	—	(0.65)	(0.65)	18.62
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
Class R3 (09/01)
2019	22.43	0.12	(0.15)	(0.03)	(0.07)	(0.65)	(0.72)	21.68
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
Class R6 (06/16)
2019	23.83	0.29	(0.18)	0.11	(0.20)	(0.65)	(0.85)	23.09
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(e)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2019	23.79	0.24	(0.18)	0.06	(0.20)	(0.65)	(0.85)	23.00
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.44%	$ 213,819	1.28%	0.73%	1.20%	0.81%	31%
(8.12)	291,122	1.24	0.43	1.20	0.47	35
23.06	326,495	1.26	0.43	1.22	0.46	29
6.85	167,840	1.34	0.65	1.30	0.68	40
7.95	48,656	1.40	0.32	1.39	0.34	49

(0.28)	45,920	2.03	(0.01)	1.95	0.07	31
(8.80)	70,077	1.99	(0.32)	1.95	(0.28)	35
22.14	71,902	2.01	(0.33)	1.97	(0.29)	29
6.08	26,815	2.09	(0.11)	2.05	(0.08)	40
7.10	4,507	2.15	(0.44)	2.14	(0.42)	49

0.21	37,296	1.53	0.48	1.45	0.56	31
(8.34)	47,205	1.49	0.17	1.45	0.21	35
22.79	42,975	1.51	0.18	1.47	0.22	29
6.58	26,510	1.59	0.43	1.56	0.46	40
7.62	14,516	1.65	0.07	1.64	0.09	49

0.90	133,071	0.83	1.18	0.75	1.26	31
(7.73)	121,943	0.82	0.82	0.78	0.86	35
23.40	52,508	0.85	0.82	0.81	0.86	29
3.00	19,967	0.89**	0.85**	0.83**	0.91**	40

0.69	1,228,912	1.03	0.99	0.95	1.06	31
(7.88)	1,812,444	0.99	0.67	0.95	0.71	35
23.40	1,444,587	1.01	0.66	0.97	0.70	29
7.09	369,016	1.09	0.90	1.05	0.93	40
8.22	91,044	1.15	0.58	1.14	0.59	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Rounds to less than $(0.01).
**	Annualized
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign currency transactions and translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the report-

Notes to Financial Statements (continued)
ing entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$973,636,754	$ —	$ —	$973,636,754
Investments Purchased with Collateral from Securities Lending	3,758,147	—	—	3,758,147
Short-Term Investments:
Money Market Funds	12,555,067	—	—	12,555,067
Total	$989,949,968	$ —	$ —	$989,949,968

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$339,513,081	$ —	$ —	$339,513,081
Short-Term Investments:
Money Market Funds	5,251,171	—	—	5,251,171
Total	$344,764,252	$ —	$ —	$344,764,252

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,650,924,177	$ —	$ —	$1,650,924,177
Investments Purchased with Collateral from Securities Lending	5,652,479	—	—	5,652,479
Short-Term Investments:
Money Market Funds	17,886,097	—	—	17,886,097
Total	$1,674,462,753	$ —	$ —	$1,674,462,753

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$3,666,905	$(3,666,905)	$ –
Small Cap Value	Common Stocks	5,365,517	(5,365,517)	–
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:

Notes to Financial Statements (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$ 988,113,690	$245,907,344	$ 588,324,573
Sales	1,192,839,736	140,801,029	1,232,885,554
Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,677,446	$ 22,337,847	5,789,126	$ 86,271,698
Class A – automatic conversion of Class C Shares	73	957	29,018	427,811
Class C	282,093	3,628,341	253,170	3,702,096
Class R3	94,117	1,238,755	155,234	2,316,358
Class R6	1,213,050	16,346,121	794,027	12,158,135
Class I	10,166,912	138,148,309	14,229,038	218,148,622
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,576,032	19,941,966	2,163,746	31,854,985
Class C	190,846	2,353,410	288,294	4,159,311
Class R3	183,244	2,302,765	246,914	3,617,734
Class R6	1,204,312	15,528,414	1,569,413	23,552,126
Class I	3,866,297	49,758,561	3,579,638	53,446,131
	20,454,422	271,585,446	29,097,618	439,655,007
Shares redeemed:
Class A	(6,531,277)	(90,310,449)	(6,701,785)	(100,566,373)
Class C	(1,029,242)	(13,485,277)	(883,400)	(13,014,741)
Class C – automatic conversion to Class A Shares	(75)	(957)	(29,560)	(427,811)
Class R3	(603,862)	(8,169,371)	(599,099)	(9,023,109)
Class R6	(10,573,604)	(150,778,977)	(2,395,873)	(36,553,415)
Class I	(10,684,542)	(144,825,589)	(10,671,696)	(163,085,139)
Class T(1)	(1,667)	(23,783)	—	—
	(29,424,269)	(407,594,403)	(21,281,413)	(322,670,588)
Net increase (decrease)	(8,969,847)	$(136,008,957)	7,816,205	$ 116,984,419

(1)	Class T Shares were not available for public offering.

	Year Ended 10/31/19		Year Ended 10/31/18
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	497,321	$ 18,815,351	504,154	$ 21,150,656
Class A – automatic conversion of Class C Shares	355	13,927	3,862	162,100
Class C	59,705	2,084,825	131,905	5,251,382
Class R3	87,365	3,251,223	111,702	4,715,378
Class R6	523,102	20,076,145	24,807	1,070,916
Class I	4,015,539	150,898,037	2,648,894	112,405,038
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,804	2,013,596	73,053	2,956,152
Class C	8,113	266,263	14,507	553,571
Class R3	8,859	305,976	9,739	390,060
Class R6	4,274	149,193	—	—
Class I	181,850	6,347,513	64,012	2,601,397
	5,444,287	204,222,049	3,586,635	151,256,650
Shares redeemed:
Class A	(520,883)	(20,059,388)	(217,896)	(9,165,758)
Class C	(56,974)	(2,072,802)	(140,592)	(5,586,483)
Class C – automatic conversion to Class A Shares	(378)	(13,927)	(4,081)	(162,100)
Class R3	(43,711)	(1,650,505)	(48,404)	(2,017,859)
Class R6	(80,400)	(3,177,406)	(308)	(13,342)
Class I	(1,695,877)	(65,908,036)	(484,850)	(20,259,099)
	(2,398,223)	(92,882,064)	(896,131)	(37,204,641)
Net increase (decrease)	3,046,064	$111,339,985	2,690,504	$114,052,009

Notes to Financial Statements (continued)
	Year Ended 10/31/19		Year Ended 10/31/18
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,967,618	$ 64,293,133	5,230,243	$ 134,186,274
Class A – automatic conversion of Class C Shares	13	286	35	911
Class C	288,301	5,290,745	1,117,851	24,391,147
Class R3	362,916	7,727,713	1,165,064	29,195,083
Class R6	3,301,739	75,508,622	4,035,887	108,067,191
Class I	25,415,266	572,950,449	43,274,349	1,149,612,147
Shares issued to shareholders due to reinvestment of distributions:
Class A	369,605	7,401,118	81,794	2,113,652
Class C	119,856	2,024,376	14,332	312,864
Class R3	69,740	1,366,231	8,226	207,560
Class R6	193,478	4,015,160	22,803	610,196
Class I	2,270,710	47,047,218	468,758	12,542,978
	35,359,242	787,625,051	55,419,342	1,461,240,003
Shares redeemed:
Class A	(6,381,541)	(139,034,945)	(5,595,699)	(143,396,780)
Class C	(1,555,408)	(28,497,743)	(884,376)	(19,196,642)
Class C – automatic conversion to Class A Shares	(15)	(286)	(41)	(911)
Class R3	(816,795)	(17,524,715)	(814,893)	(20,471,841)
Class R6	(2,849,621)	(64,694,141)	(953,783)	(25,396,792)
Class I	(50,448,584)	(1,136,613,380)	(22,927,932)	(605,533,439)
Class T(1)	(1,036)	(23,331)	—	—
	(62,053,000)	(1,386,388,541)	(31,176,724)	(813,996,405)
Net increase (decrease)	(26,693,758)	$ (598,763,490)	24,242,618	$ 647,243,598

(1)	Class T Shares were not available for public offering.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$827,789,480	$308,548,472	$1,638,013,365
Gross unrealized:
Appreciation	$169,005,408	$ 43,766,449	$ 190,350,208
Depreciation	(6,844,920)	(7,550,669)	(153,900,820)
Net unrealized appreciation (depreciation) of investments	$162,160,488	$ 36,215,780	$ 36,449,388
Permanent differences, primarily due to federal taxes paid and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2019, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ 3,019,511	$3,801,327	$11,967,251
Undistributed net long-term capital gains	115,850,017	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$23,543,456	$1,112,194	$25,173,480
Distributions from net long-term capital gains	78,600,703	9,028,087	51,926,594

2018	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$43,461,880	$1,864,112	$12,080,019
Distributions from net long-term capital gains	96,856,071	6,796,931	7,927,154

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Mid Cap Value	Small Cap Value
Not subject to expiration:
Short-term	$4,728,314	$ 79,696,445
Long-term	—	103,933,776
Total	$4,728,314	$183,630,221
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2019, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.2000%
Mid Cap Value	0.1945%
Small Cap Value	0.1591%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.92%	July 31, 2021
Small Cap Value	0.99	July 31, 2021
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$104,655	$59,817	$149,692
Paid to financial intermediaries (Unaudited)	93,574	53,378	132,815

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$32,351	$22,352	$54,324
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$17,875	$32,816	$92,740
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$3,451	$2,135	$25,207
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized the facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	Dividend Value	Small Cap Value
Maximum outstanding balance	$1,828,444	$5,500,000
During each Fund's utilization periods during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Dividend Value	Small Cap Value
Utilization period (days outstanding)	2	4
Average daily balance outstanding	$1,828,444	$5,400,000
Average annual interest rate	3.50%	3.41%

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019:
	Dividend Value	Mid Cap Value	Small Cap Value
Long-term capital gain dividends	$98,381,447	$9,028,087	$51,926,594
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Dividend Value	Mid Cap Value	Small Cap Value
% of DRD	100.0%	100.0%	100.0%
% of QDI	100.0%	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap

Glossary of Terms Used in this Report (Unaudited) (continued)
and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub- Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen Dividend Value Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and five-year periods and second quartile in the three-year period. Although the Fund’s performance was below the performance of its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the overall performance of the Fund.
For Nuveen Mid Cap Value Fund (the “Mid Cap Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and first quartile in the three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Value Fund (the “Small Cap Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period and its performance was below the performance of its benchmark in the one- , three- and five-year periods, the Fund ranked in the third quartile in the three-year period and first quartile in the five-year period. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and was satisfied with the explanation. The Board further considered the modifications to the portfolio taken in seeking to address performance issues.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and, as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Funds had net management fees and net expense ratios below the average of their Peer Group. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre- tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense caps applicable to the Mid Cap Fund and the Small Cap Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President's Council, Fordham University (2010-2018); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSTK-1019P1032026-INV-Y-12/20

Mutual Funds
31 October 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 23, 2019

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
Gregory J. Ryan, CFA, has been a portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since March 2019.
Jon A. Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
Effective March 19, 2019, James Diedrich, CFA, and Harold Goldstein are no longer portfolio managers of the Nuveen Mid Cap Growth Opportunities Fund, and Gregory J. Ryan was added as a portfolio manager for the Fund.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2019.
What factors affected the U.S. economy and the U.S. stock market during the twelve-month annual reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
In the U.S., the longest bull market on record continued, but not without significant bouts of volatility. Stocks sold off sharply in December 2018, leading the bellwether S&P 500® to record its lowest monthly return since 1931. Although economic data was mostly positive and corporate earnings growth continued to far exceed expectations, a broad array of issues weighed on investor sentiment at the end of 2018, sparking extreme stock market volatility. Investors were concerned about ongoing political discord, trade friction with China, the path and pace of Fed rate increases and the partial U.S. government shutdown. Fueled by better-than-expected fourth-quarter 2018 earnings, equities rebounded sharply in the beginning of 2019 through April. However, markets continued to be quite volatile, selling off in May due to changing expectations regarding trade and Fed policy, as well as concerns about slowing economic growth. During the summer months, stock markets advanced strongly again with the S&P 500® hitting an all-time high above 3000 in late July before falling in August. Markets remained choppy and continued to struggle for footing amid escalating trade tensions, weaker Chinese economic data, protests in Hong Kong, increasing recession fears and the growing prevalence of negative interest rates worldwide. In the final month of the reporting period, however, the S&P 500 hit new all-time highs as investors celebrated better-than-expected corporate earnings, some signs of clarity regarding Brexit, broad monetary easing across the globe and optimism surrounding progress on the U.S./China trade front.
6

U.S. large-cap companies produced strong gains during the reporting period and handily outpaced smaller-sized companies by nearly 10%, with the S&P 500 advancing 14.33%. Ten of the eleven sectors within the index ended the twelve-month reporting period in positive territory, led by more than 20% gains in two sectors (real estate and utilities) as well as in the information technology sector. Energy was the only S&P 500 sector in the red during the reporting period, pressured lower by falling energy prices due to slowing growth and oversupply. Small-cap equities underperformed larger-cap stocks during the reporting period, likely weighed down more by trade tensions, increasing evidence of economic deceleration and rising political uncertainty stemming from mounting impeachment rhetoric in Washington D.C. The segment gained 4.90% over the reporting period as measured by the Russell 2000 Index. From a style perspective, growth-oriented stocks continued their long-running trend of outperforming value stocks across the capitalization spectrum, benefiting on a relative basis from slowing corporate profit growth.
In developed markets outside the U.S., geopolitical issues in Europe including the chaos surrounding Brexit, markedly slower economic growth across Europe and in particular Germany, and the negative impact of the trade war at times created headwinds for stocks. However, by the end of the reporting period, markets still advanced fairly strongly as optimism increased regarding both trade negotiations and Brexit, recording an 11.04% according to the MSCI EAFE Index. The same issues also produced headwinds for emerging markets, especially China’s slowdown since these regions tend to be more reliant on that economy, and the rising U.S. dollar. But these markets also gained footing, producing an 11.86% return in U.S. dollar terms during the reporting period, as measured by the MSCI Emerging Markets Index.
Nuveen Mid Cap Growth Opportunities
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1 billion and $38 billion, which is based on the June 28, 2019 reconstitution of the Russell Midcap® Index. We continue to focus on building a well-diversified portfolio of high quality, mid-cap growth companies. We target companies with sound business models, strong competitive advantages, and where our expectations for earnings growth exceed consensus expectations. For each holding, we develop a proprietary growth thesis. We revisit the thesis on a quarterly basis to ensure that both our short-term and long-term catalysts remain intact. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the consumer discretionary, financial, information technology and energy sectors. Results were also hampered by an underweight position in the real estate sector, the strongest performing area in the index during the reporting period. On the other hand, the Fund benefited from strong security selection in the industrials sector.
In the consumer discretionary sector, the Fund saw weak results from a position in Grand Canyon Education Inc., an education services company that offers undergraduate and graduate degree program services to universities, including its largest client Grand Canyon University. The company has reported strong results with both revenue and earnings topping expectations over the past year. Unfortunately, Grand Canyon has been impacted by regulatory and political concerns, which included the U.S. Department of Education issuing guidance on the 2016 State Authorization Regulations. We exited our position.
7

Portfolio Managers’ Comments (continued)
We also saw disappointing results from Ralph Lauren Corp, a leading lifestyle brand that offers apparel, accessories and home furnishings across its namesake brand. The company reported better-than-expected results during its May 2019 quarterly report and provided an outlook that was slightly better than expectations. However, concerns about the North American wholesale business, which was down 10% during the quarter, caused the stock to underperform. We continued to hold the name because we believed stabilization within its North American wholesale business would be a catalyst going forward.
In the financial area, we saw weak results from a position in E*TRADE Financial Corporation, the provider of online brokerage, banking and other related products to individual retail investors. The company reported results that were better than expectations across the board, with strong revenue and expense control driving strong operating leverage and earnings upside. However, E*TRADE Financial was negatively impacted at times as macroeconomic concerns drove a weaker and more volatile stock market. Because sentiment toward the company is driven by trading volume, its shares underperformed. We exited our position after pricing competition increased.
In the information technology sector, our position in IT consulting firm DXC Technology Co. was a major source of weakness. The company posted several disappointing quarter, specifically in its global infrastructure services segment. Margins also missed on lower revenue and cost-cutting delays and management lowered fiscal-year 2020 revenue and earnings per share (EPS) guidance. Given the stock’s persistent weakness and deteriorating outlook, we exited the Fund’s position in DXC Technology.
On the other hand, the information technology sector was also home to several strong performers, including First Data Corp. The company is a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally. In January 2019, Fiserv announced an all-stock acquisition of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. We continued to hold our position because we believe the combined entity will benefit from synergy upside and revenue cross-sell opportunities that will drive upside estimates.
Also in the technology sector, the Fund saw strong results from a position in Shopify Inc., the leading multi-channel commerce platform that offers small, mid-sized and, increasingly, larger merchants the capabilities to develop and manage their businesses. Shopify reported results above expectations with revenue and gross merchandise volume both coming in well above consensus. Company management also raised the revenue and operating outlook for the full year. We exited our position after our growth thesis played out and we were unable to identify additional catalysts.
Shares of CDW Corp., a provider of technology solutions to business, government, education and health care, also performed well. The company’s products range from hardware and software to integrated IT solutions such as security, cloud, data center and networking. CDW has had a successful year with strong topline growth as it benefits from better-than-expected contribution from the U.S census device-as-a-service engagement. We continued to hold CDW because potential new use cases and device-as-a-service potential keep us bullish on the company into 2020.
Finally, we saw favorable results from Cadence Design Systems Inc., the leading supplier of automation tools for designing semiconductor chips and electronic systems. The company continued to benefit from positive industry tailwinds including increasing silicon content in autos, autonomous driving, artificial intelligence/machine learning designs and increasing chip complexity. These drivers resulted in strong execution with results exceeding expectations. More importantly, Cadence Design’s outlook for 2019 is favorable with revenue, EPS and free cash flow all coming in above expectations. We have maintained our position.
In the energy sector, a position in exploration and production company Marathon Oil Corp detracted from performance. The company has assets located in the Eagle Ford, Williston Basin, Oklahoma and Northern Delaware. Although Marathon Oil reported results in line with expectations with revenue and earnings in line with consensus, production came in below expectations as the company remains focused on free cash flow generation. During the reporting period, we decided to exit our position because we believed that free cash flow generation would be slower to materialize and could cause the shares to underperform.
In the health care sector, a position in Cigna Corp weighed on the Fund’s performance. The company reported strong earnings in its most recent quarterly release, but the stock struggled as investors focused on lower membership growth guidance. Given the political uncertainty surrounding universal health care, we exited our position.
8

The Fund also experienced weak results from a position in Sarepta Therapeutics Inc., a commercial stage biotechnology company that develops and markets products for treatment of patients with Duchenne Muscular Dystrophy (DMD). The company has one product on the market (eteplirsen), a second that has been filed with the FDA (golodirsen) and a third product (casimersen) to be filed this year. Sarepta Therapeutics also has a promising gene therapy platform with an advanced program for DMD. Despite reporting strong quarterly results with sales up 29%, the stock was down significantly because the Food and Drug Administration (FDA) issued a complete response letter instead of the expected approval for golodirsen. We believe the FDA’s issues are addressable and that the company’s advancing gene therapy program for DMD is the largest driver for the stock long term. Therefore, we continued to hold Sarepta Therapeutics in the portfolio.
We were also disappointed with results from Centene Corp, a managed care insurer focused on government programs like Medicaid and Medicare. The company reported results that beat expectations during its most recent quarter with revenue up 29% and earnings up 49% driven by strong membership gains and the acquisition of Fidelis. However, Centene’s stock declined rather sharply due to the loss of the Louisiana Medicaid contract and delayed contract awards from Texas. We remained invested in Centene because of its strong fundamentals and our belief that the outcome of the election will not likely have a significant impact on government insurance programs.
On the other hand, the health care sector held several standouts performers, including Novocure Limited. The company has developed a unique device, Optune, which uses electrical fields to disrupt cancer cell division in the treatment of solid tumors. Data from clinical trials in glioblastoma patients with two years on Optune therapy in addition to chemotherapy showed an improvement in the five-year survival rate of 29% versus 5% using chemotherapy alone. Novocure has growing evidence that Optune should work in many other solid tumors and is currently seeking FDA approval to treat mesothelioma. Shares outperformed after the company received positive backing from a Medicare reimbursement panel in March 2019 for covering glioblastoma treatment. We decided to sell our position in Novocure because it reached our price target and we couldn’t identify further short-term catalysts to push our target higher.
Also, shares of Insulet Corp, manufacturer of the Omnipod tubeless insulin pump for diabetes, performed strongly. In the most recent quarter, the company reported strong results with sales up 43%, beating expectations by 8%, combined with a 4% guidance raise. The company also reiterated intact timelines for its Horizon closed-loop diabetes management technology, which is set to launch in the second half of 2020. Insulet also continued to grow successfully through the pharmacy channel, which is considerably more attractive from a patient perspective. Given the strong secular growth fundamentals, we continue to hold the name.
Stock selection was favorable in the industrials sector where the Fund benefited from TransDigm Group Inc. The company is a leading global designer, producer and supplier of highly engineered aircraft components for commercial and military aircraft. TransDigm has executed very well over the past six months as strong end-market demand within Defense and Commercial Original Equipment has driven double-digit topline organic growth. We have maintained the Fund’s position in TransDigm.
Trex Co Inc, a leading manufacturer of composite lumber products used primarily in residential and commercial decking, also performed well. The company reported top-line results that exceeded expectations, driven by strong customer demand for its lower-cost Enhance product that is sold through the mass channel. Trex continues to benefit from the secular growth story of customers transitioning from wood to composite in the opening and middle price points. We are beginning to see these trends accelerate as evidenced by the company expecting 25% plus growth in its fiscal third quarter. We continue to hold Trex because we expect double-digit top-line growth over the next year as customers continue to migrate to maintenance-free decking options.
Finally, in the communication services sector, shares of the pay-per-view provider World Wrestling Entertainment Inc. dropped after the company announced disappointing first-quarter results. The company reported lower live event ticket revenue and merchandise sales and also a temporary dislocation in available talent. World Wrestling also noted a delay in completing its MENA (Middle East North Africa) rights deal and increased content investments. We continued to own the position in the Fund’s portfolio because we believe the company is a secular media story that can continue to generate strong revenue growth on content rights.
9

Portfolio Managers’ Comments (continued)
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital growth strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $40 million to $10.3 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 28, 2019. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.
Small-cap equities underperformed larger-cap stocks during the reporting period amid escalating trade tensions with China, increasing evidence of economic deceleration and rising political uncertainty stemming from mounting impeachment rhetoric in Washington. The segment saw a significant divergence in performance among sectors, with the utilities and real estate “bond proxy” sectors as well as information technology stocks producing exceptionally strong returns during the reporting period. Meanwhile, small-cap energy producers were poor performers throughout the reporting period, but most notably during the final months of 2018 as investors grappled with falling oil prices, an inverted Treasury yield curve and heightened concerns about recession.
The Fund’s underperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the financial and energy sectors. Results were also hampered by underweight positions in utilities and real estate, and a slight overweight in energy. On the other hand, security selection was strong in the information technology, health care and consumer discretionary sectors. Also, the Fund’s performance benefited from our largest sector overweight versus the Russell benchmark in the information technology sector and an underweight to communication services.
Although the Fund’s positioning in regional banks and insurance was positive in financial services, it was outweighed to the downside by the performance of Green Dot Corp in the consumer finance category. Green Dot reported second-quarter financial results that showed continued deterioration in its non-direct deposit card business. These results did not calm investor concerns over a major customer contract renewal and highlighted rising competition from other payment service providers. Therefore, we exited our position.
On the other hand, continued healthy credit conditions offset some of the pressure from falling interest rates and concerns over narrowing net interest margins in the financial sector. Kinsale Capital Group Inc., a high-growth provider of excess and surplus insurance, saw its shares propelled higher. The firm reported first-quarter results that featured higher-than-expected gross written premiums coupled with a lower loss ratio, lower tax rate and room for pricing growth. We continued to own Kinsale Capital at the end of the reporting period based on the favorable pricing dynamic in this niche insurance category.
As noted, small-cap energy producers were poor performers and two independent oil and natural gas exploration and production companies, Callon Petroleum Co and Matador Resources Company, were no exceptions. Despite the companies achieving their production targets and outlining paths toward cash flow neutrality, their shares were negatively impacted by the broader backdrop. We eliminated these positions based on what appears to be persistent negative sentiment for North American-based energy producers, most likely stemming from peak market productivity, coupled with the significant reduction in the sector’s weight within the Russell 2000® Growth Index.
10

In the communication services sector, shares of the pay-per-view provider World Wrestling Entertainment Inc. dropped after the company announced soft first-quarter results. The company reported lower live event ticket revenue and merchandise sales and also a temporary dislocation in available talent. However, management believed it could make up for these shortfalls in the second half of 2019. We continue to own World Wrestling Entertainment in the Fund’s portfolio based on a significant step up in profitability that we expect from the formalization of major international contracts.
Results were strong in information technology where the Fund benefited from merger and acquisition activity in the sector. The Fund’s leading contribution came from a position in Carbon Black Inc., a provider of endpoint security solutions that include antivirus, malware and response. Earlier in the reporting period, the company reported solid first-quarter results with improved revenues, stabilized annual recurring revenue and 17% growth in billings that sent shares higher. Then in August 2019, shares surged on news that VMware had agreed to acquire the company for $26 per share. The deal represented a premium to the previous close, although the stock had already rallied well in advance of the announcement. Given the transaction was an all-cash deal and we didn’t expect another bidder to step in, we exited our position.
The Fund also benefited from a position in SendGrid Inc., a leading provider of cloud-based systems to assist companies with mass e-mail delivery. Shares surged ahead based on news that the company would be acquired by Twilio, a leading messaging application programming interface (API) company, in an all-stock deal valued at around $2 billion. Following shareholder approval of the deal, we decided to take profits and exited the Fund’s position in SendGrid.
The Fund also saw strong results from InterXion Holding NV, a pure-play European datacenter services provider. The company benefited from strong capacity demand from enterprise customers for cloud services, which resulted in a steady improvement in operating margins. At the end of the reporting period, San Francisco-based Digital Realty Trust announced the acquisition of InterXion in a stock deal valued at $8.4 billion, making it Europe’s second largest data center provider. We are currently in the process of seeking alternatives among information technology services candidates as a replacement.
On the other hand, the information technology sector was home to one significant detractor during the reporting period. Shares of communications equipment provider Poly (formerly known as Plantronics until March 2019) retreated after advancing earlier in the reporting period. The company is the leading provider of a full range of commercial grade hardware enabling next-generation Unified Communication solutions. Poly reported disappointing results later in the reporting period as revenue came in below expectations due to the trade tensions with China and Microsoft accelerating the transition to Teams from Skype for Business. The company currently doesn’t have a product to serve Teams and as a result, revenue from Microsoft was negatively impacted. Given our belief that the Microsoft and China issues will linger through fiscal 2020, we exited the Fund’s position in Poly.
The health care sector was under pressure during the reporting period and recorded negative returns partially as a result of the House of Representatives’ move on impeachment discussions, which led investors to believe that a more progressive stance on health care policy is a higher probability. However, the Fund was able to overcome some of the broader-based issues with favorable stock selection in the sector. Insulet Corp, the manufacturer of the Omnipod insulin pump for diabetes, reiterated intact timelines for its Horizon closed-loop diabetes management technology, which is set to launch in the second half of 2020. Insulet accelerated its penetration into the Type II market and continued to grow successfully through the pharmacy channel, which is considerably more attractive from a patient perspective. With the shares having achieved our valuation objective and with its market capitalization exceeding our parameters, we closed the position later in the reporting period.
On the other hand, Merit Medical Systems Inc., a manufacturer of a wide range of medical products for diagnostic and therapeutic uses, reported a shortfall in organic growth resulting from order timing and product delays. Unfortunately, the update was accompanied by gross margin weakness that we believed would present ongoing challenges for the company, which led us to exit the position.
We also saw weakness early on from Cambrex Corp., a pharmaceutical contract manufacturing and development organization. Shares suffered after the company announced underwhelming third-quarter results that were obscured by a change in accounting regulations and a partial-period contribution from a recently closed acquisition that provided investors with an underwhelming account of organic growth. This led us to question management’s timeframe for earnings accretion and we exited the position.
11

Portfolio Managers’ Comments (continued)
Results were also favorable overall in the consumer discretionary sector during the reporting period. Despite a sluggish start to the spring homebuilders selling season due to weather, shares of LGI Homes Inc., a company that specializes in the starter home segment, performed well. The company experienced 15% growth in home sales revenues aided by mortgage rates falling below 4.50% and the company’s lower-end price point. Given the stock’s strong performance coupled with its valuation relative to others in the homebuilding group, we took profits in the position during the reporting period.
On the other hand, the Fund experienced weak results from a position in Children’s Place Inc., a specialty retailer of clothing for children and toddlers. Shares lagged over the past year as the company dealt with a challenging transition toward increased online sales that was beset by supply issues. Also, the bankruptcies of two of the company’s larger competitors created a highly promotional environment in the category, while the ongoing issues associated with the onset of Chinese tariffs weighed on shares. Given multiple headwinds to our thesis, we exited Children’s Place in favor of more growth-oriented alternatives away from specialty retail.
The industrial sector was also home to several standouts during the reporting period. In the aerospace and defense group, Mercury Systems Inc., a manufacturer of best-of-breed sensor and systems technologies for prime defense contractors that allows customers to upgrade existing technologies without the need for entirely new systems, continued to benefit from defense prime contractors. This resulted in healthy order rates, which drove backlog gains and aided forward visibility. We maintained our position in Mercury Systems at the end of the reporting period.
The Fund also saw strong results from a position in CSW Industrials Inc. in the sector. The company reported another quarterly surprise to the upside in its fiscal fourth quarter ended March 2019. Estimates have risen following a few quarterly beats as conditions remain favorable in key end markets including HVAC, plumbing and specialty chemicals. CSW Industrials also announced a capital deployment plan, including some accretive niche acquisitions, share repurchases and initiation of a nominal dividend, which was well received. This highlighted what we view as a continuing attractive free cash flow profile and we maintained our position.
Shares of MasTec Inc., a leading engineering contractor focused on communications and energy-related projects, performed strongly. The company posted another healthy quarterly update that featured positive commentary on the anticipated 5G/fiber ramp in communications that should lead to improved utilization and margins. Oil and gas execution remained impressive, with margins staying ahead of target and order opportunities continuing, both for smaller-scale gathering work and continued larger opportunities. Electrical transmission work also appeared to be recovering as well. We believed all of these factors portend a continued healthy runway for MasTec’s fundamentals and maintained our position.
The Fund also benefited from a position in Gibraltar Industries Inc., a leading provider of building products to the industrial, infrastructure and residential markets. The stock gained in recent months after earnings were met and more recently in the third quarter, beat expectations. Also, full-year profit guidance drifted higher supported by strong backlog gains in renewables, better residential prospects with a stronger housing market and improved weather and acquisition upside. We see further earnings upside into 2020 and continue to view potential strategic mergers and acquisitions as a key catalyst for the company going forward. Although we trimmed our weight based on valuation, we maintained a position in Gibraltar Industries due to solid execution and good fundamentals.
Two holdings also detracted in the industrial sector, including SiteOne Landscape Supply Inc., one of the largest suppliers of outdoor lighting, fertilizers, grass seeds, turf care equipment and golf course accessories in the U.S. and Canada. The company’s shares were pressured during the year by issues related to the China trade dispute as well as negative weather impacts. Additionally, the cadence of acquisition opportunities slowed, which created investor uncertainties around the pace of deal closures and helped to compress the share’s valuation. This led us to move away from the name in favor of more growth-oriented industrials.
Also in the industrial sector, Welbilt Inc., a global provider of commercial food service equipment, saw its shares slump earlier in the reporting period. The company issued a guidance reduction to its fourth quarter driven by mix issues, supply chain problems, cost overruns and continued demand spottiness. Therefore, we exited our position in Welbilt in November 2018 given the lack of near-term catalysts, the challenging backdrop in the category and a CEO transition, which may extend the time needed to regain lost business momentum.
12

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
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14

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
15

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.43%	7.83%	12.64%
Class A Shares at maximum Offering Price	6.92%	6.56%	11.97%
Russell Midcap® Growth Index	18.93%	10.92%	14.76%
Lipper Mid-Cap Growth Funds Classification Average	15.91%	10.17%	13.52%
Class C Shares	12.58%	7.03%	11.80%
Class R3 Shares	13.15%	7.56%	12.36%
Class I Shares	13.73%	8.11%	12.92%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	13.85%	8.25%	11.14%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.50%	8.22%	12.12%
Class A Shares at maximum Offering Price	(5.28)%	6.94%	11.46%
Class C Shares	(0.23)%	7.41%	11.28%
Class R3 Shares	0.27%	7.95%	11.84%
Class I Shares	0.77%	8.49%	12.40%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	0.90%	8.64%	11.21%
Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
16

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.24%	1.99%	1.49%	0.85%	0.99%
Net Expense Ratios	1.18%	1.93%	1.43%	0.79%	0.93%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.47%	7.87%	12.64%
Class A Shares at maximum Offering Price	(0.61)%	6.60%	11.98%
Russel 2000® Growth Index	6.40%	8.38%	13.38%
Lipper Small-Cap Growth Funds Classification Average	7.83%	8.98%	13.31%
Class C Shares	4.74%	7.08%	11.81%
Class R3 Shares	5.23%	7.61%	12.36%
Class I Shares	5.78%	8.15%	12.93%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	6.13%	13.62%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(10.84)%	8.20%	11.59%
Class A Shares at maximum Offering Price	(15.97)%	6.92%	10.94%
Class C Shares	(11.49)%	7.40%	10.76%
Class R3 Shares	(11.03)%	7.93%	11.32%
Class I Shares	(10.61)%	8.47%	11.87%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(10.47)%	12.70%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
18

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.39%	2.14%	1.64%	1.04%	1.14%
Net Expense Ratios	1.25%	2.00%	1.50%	0.89%	1.00%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Holding Summaries    as of October 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	99.3%
Investments Purchased with Collateral from Securities Lending	3.4%
Money Market Funds	0.7%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	12.6%
Software	12.0%
Specialty Retail	7.4%
Health Care Equipment & Supplies	5.8%
Semiconductors & Semiconductor Equipment	5.2%
Aerospace & Defense	4.0%
Hotels, Restaurants & Leisure	3.9%
Machinery	3.8%
Biotechnology	3.7%
Electronic Equipment, Instruments & Components	3.3%
Equity Real Estate Investment Trust	3.2%
Capital Markets	3.1%
Entertainment	3.0%
Multiline Retail	2.7%
Food Products	2.5%
Chemicals	2.3%
Professional Services	1.8%
Other	19.0%
Investments Purchased with Collateral from Securities Lending	3.4%
Money Market Funds	0.7%
Other Assets Less Liabilities	(3.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Fiserv Inc.	3.9%
Dollar General Corp	2.7%
FleetCor Technologies Inc	2.4%
O'Reilly Automotive Inc	2.4%
Ingersoll-Rand PLC	2.3%
20

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Exchange-Traded Funds	1.5%
Investments Purchased with Collateral from Securities Lending	5.3%
Money Market Funds	0.4%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	10.4%
Health Care Equipment & Supplies	6.8%
Semiconductors & Semiconductor Equipment	6.1%
Biotechnology	6.0%
Machinery	5.1%
Hotels, Restaurants & Leisure	4.9%
Building Products	4.6%
Equity Real Estate Investment Trust	4.6%
Aerospace & Defense	4.1%
IT Services	3.9%
Health Care Providers & Services	3.6%
Pharmaceuticals	3.3%
Banks	3.2%
Food Products	3.1%
Commercial Services & Supplies	3.0%
Chemicals	2.7%
Leisure Products	2.7%
Insurance	2.6%
Other	19.0%
Investments Purchased with Collateral from Securities Lending	5.3%
Money Market Funds	0.4%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Trex Co Inc	1.9%
Ingevity Corporation	1.9%
MAXIMUS Inc	1.9%
Horizon Therapeutics Plc	1.8%
Tetra Tech Inc	1.8%
21

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2019.
The beginning of the period is May 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 992.92	$ 989.31	$ 991.87	$ 994.92	$ 994.39
Expenses Incurred During the Period	$ 5.88	$ 9.63	$ 7.13	$ 4.02	$ 4.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,018.05	$1,021.17	$1,020.57
Expenses Incurred During the Period	$ 5.96	$ 9.75	$ 7.22	$ 4.08	$ 4.69
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.80% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
22

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 986.35	$ 982.97	$ 985.31	$ 990.75	$ 987.99
Expenses Incurred During the Period	$ 6.16	$ 9.85	$ 7.41	$ 3.96	$ 4.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.27	$1,017.74	$1,021.22	$1,020.27
Expenses Incurred During the Period	$ 6.26	$ 10.01	$ 7.53	$ 4.02	$ 4.99
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.97%, 1.48%, 0.79% and 0.98% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
23

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 27, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
24

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.3%
	COMMON STOCKS – 99.3%
	Aerospace & Defense – 4.0%
41,050	L3Harris Technologies Inc.	$8,469,025
13,745	TransDigm Group Inc, (2)	7,233,719
	Total Aerospace & Defense	15,702,744
	Biotechnology – 3.7%
67,764	BioMarin Pharmaceutical Inc, (2)	4,961,003
38,648	Exact Sciences Corp, (2), (3)	3,362,376
19,879	Sage Therapeutics Inc, (2)	2,696,586
22,216	Sarepta Therapeutics Inc, (2)	1,845,261
19,264	United Therapeutics Corp, (2)	1,730,678
	Total Biotechnology	14,595,904
	Building Products – 1.4%
62,933	Trex Co Inc, (2)	5,531,181
	Capital Markets – 3.1%
57,487	Evercore Inc., Class A	4,233,343
34,018	MSCI Inc	7,979,262
	Total Capital Markets	12,212,605
	Chemicals – 2.3%
92,667	CF Industries Holdings Inc.	4,202,449
58,211	Ingevity Corporation, (2)	4,901,948
	Total Chemicals	9,104,397
	Communications Equipment – 1.2%
72,367	Lumentum Holdings Inc, (2)	4,534,516
	Consumer Finance – 1.4%
68,794	Discover Financial Services	5,521,406
	Electrical Equipment – 1.8%
76,258	AMETEK Inc.	6,989,046
	Electronic Equipment, Instruments & Components – 3.3%
55,271	CDW Corp	7,069,714
59,877	Keysight Technologies Inc, (2)	6,042,188
	Total Electronic Equipment, Instruments & Components	13,111,902
	Entertainment – 3.0%
55,300	Take-Two Interactive Software Inc., (2)	6,655,355
25

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Entertainment (continued)
88,053	World Wrestling Entertainment Inc, Class A, (3)	$ 4,934,490
	Total Entertainment	11,589,845
	Equity Real Estate Investment Trust – 3.2%
47,628	CoreSite Realty Corp	5,596,290
29,550	SBA Communications Corp	7,111,207
	Total Equity Real Estate Investment Trust	12,707,497
	Food Products – 2.5%
30,881	McCormick & Co Inc	4,962,268
59,811	Tyson Foods Inc., Class A	4,951,753
	Total Food Products	9,914,021
	Health Care Equipment & Supplies – 5.8%
35,028	DexCom Inc, (2)	5,402,719
27,531	Insulet Corp, (2)	4,000,805
21,415	Teleflex Inc.	7,439,785
42,413	Zimmer Biomet Holdings Inc.	5,862,749
	Total Health Care Equipment & Supplies	22,706,058
	Health Care Providers & Services – 1.8%
131,266	Centene Corp, (2)	6,967,599
	Health Care Technology – 1.0%
50,168	Teladoc Health Inc, (2)	3,842,869
	Hotels, Restaurants & Leisure – 3.9%
6,021	Chipotle Mexican Grill Inc, (2)	4,685,301
183,396	MGM Resorts International	5,226,786
22,507	Vail Resorts Inc	5,229,952
	Total Hotels, Restaurants & Leisure	15,142,039
	Interactive Media & Services – 1.2%
20,010	IAC/InterActiveCorp	4,547,272
	Internet & Direct Marketing Retail – 1.0%
28,967	Expedia Group Inc.	3,958,630
	IT Services – 12.6%
143,475	Fiserv Inc., (2)	15,228,437
31,993	FleetCor Technologies Inc, (2)	9,412,980
60,438	MAXIMUS Inc	4,638,012
46,403	Okta Inc, (2)	5,061,175
32,084	VeriSign Inc., (2)	6,096,602
315,092	Verra Mobility Corp, (2)	4,521,570
37,928	Wixcom Ltd, (2)	4,629,871
	Total IT Services	49,588,647
26

Shares	Description (1)	Value
	Leisure Products – 1.2%
147,348	YETI Holdings Inc, (2), (3)	$ 4,908,162
	Life Sciences Tools & Services – 0.7%
191,204	Accelerate Diagnostics Inc, (2)	2,944,542
	Machinery – 3.8%
71,639	Ingersoll-Rand PLC	9,090,273
31,927	Parker-Hannifin Corp	5,858,285
	Total Machinery	14,948,558
	Multiline Retail – 2.7%
66,829	Dollar General Corp	10,715,362
	Oil, Gas & Consumable Fuels – 1.2%
286,756	Parsley Energy Inc	4,533,612
	Pharmaceuticals – 1.0%
142,444	Horizon Therapeutics Plc, (2)	4,118,056
	Professional Services – 1.8%
102,077	IHS Markit Ltd, (2)	7,147,432
	Road & Rail – 1.6%
43,455	Kansas City Southern	6,117,595
	Semiconductors & Semiconductor Equipment – 5.2%
16,551	Lam Research Corp	4,485,983
233,073	Marvell Technology Group Ltd	5,684,650
27,577	Monolithic Power Systems Inc	4,134,344
67,912	Xilinx Inc.	6,162,335
	Total Semiconductors & Semiconductor Equipment	20,467,312
	Software – 12.0%
86,553	Anaplan Inc, (2)	4,085,302
26,225	ANSYS Inc, (2)	5,773,434
35,677	Aspen Technology Inc, (2)	4,106,780
36,921	Atlassian Corp PLC, (2)	4,459,688
94,255	Cadence Design Systems Inc, (2)	6,159,564
57,388	Everbridge Inc, (2)	3,989,040
27,051	HubSpot Inc, (2)	4,195,610
40,639	Proofpoint Inc, (2)	4,688,521
84,273	RealPage Inc, (2)	5,102,730
23,383	Trade Desk Inc, (2)	4,695,306
	Total Software	47,255,975
	Specialty Retail – 7.4%
58,035	Best Buy Co Inc.	4,168,654
27

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Specialty Retail (continued)
40,233	Five Below Inc, (2)	$5,033,551
21,547	O'Reilly Automotive Inc, (2)	9,383,934
50,494	Tractor Supply Co	4,797,940
24,815	Ulta Beauty Inc, (2)	5,785,617
	Total Specialty Retail	29,169,696
	Textiles, Apparel & Luxury Goods – 1.2%
47,525	Ralph Lauren Corp	4,565,251
	Trading Companies & Distributors – 1.3%
27,911	Watsco Inc.	4,920,709
	Total Long-Term Investments (cost $335,912,489)	390,080,440

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.4%
	MONEY MARKET FUNDS – 3.4%
13,487,328	First American Government Obligations Fund, Class X, (4)	1.743% (5)	$ 13,487,328
	Total Investments Purchased with Collateral from Securities Lending (cost $13,487,328)		13,487,328

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MONEY MARKET FUNDS – 0.7%
2,526,404	First American Treasury Obligation Fund, Class Z	1.693% (5)	$ 2,526,404
	Total Short-Term Investments (cost $2,526,404)		2,526,404
	Total Investments (cost $351,926,221) – 103.4%		406,094,172
	Other Assets Less Liabilities – (3.4)%		(13,390,221)
	Net Assets – 100%		$ 392,703,951
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $12,331,368.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
See accompanying notes to financial statements.
28

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.7%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 4.1%
45,319	Axon Enterprise Inc, (2)	$2,317,160
138,444	Kratos Defense & Security Solutions Inc, (2)	2,613,823
50,994	Mercury Systems Inc, (2)	3,756,218
	Total Aerospace & Defense	8,687,201
	Banks – 3.2%
64,645	Cathay General Bancorp	2,299,423
38,508	Pinnacle Financial Partners Inc., Class A	2,265,040
39,680	Preferred Bank	2,115,341
	Total Banks	6,679,804
	Biotechnology – 6.0%
7,980	Argenx SE ADR, (2)	977,231
9,011	Ascendis Pharma A/S ADR, (2)	996,437
18,424	Blueprint Medicines Corp, (2)	1,268,308
72,649	CareDx Inc, (2)	1,904,130
101,757	Coherus Biosciences Inc, (2)	1,767,519
74,015	Fate Therapeutics Inc, (2)	1,106,524
52,106	Halozyme Therapeutics Inc, (2)	798,264
77,349	Iovance Biotherapeutics Inc, (2)	1,634,384
26,245	Repligen Corp, (2)	2,086,215
	Total Biotechnology	12,539,012
	Building Products – 4.6%
44,004	CSW Industrials Inc	3,045,957
50,171	Gibraltar Industries Inc.	2,670,602
45,324	Trex Co Inc, (2)	3,983,527
	Total Building Products	9,700,086
	Capital Markets – 1.2%
34,630	Evercore Inc., Class A	2,550,153
	Chemicals – 2.7%
84,471	GCP Applied Technologies Inc, (2)	1,745,171
47,061	Ingevity Corporation, (2)	3,963,007
	Total Chemicals	5,708,178
	Commercial Services & Supplies – 3.0%
19,881	MSA Safety Inc	2,387,112
29

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
43,429	Tetra Tech Inc	$ 3,798,734
	Total Commercial Services & Supplies	6,185,846
	Communications Equipment – 1.3%
42,433	Lumentum Holdings Inc, (2)	2,658,852
	Construction & Engineering – 2.3%
37,373	MasTec Inc, (2)	2,352,257
74,090	MYR Group Inc, (2)	2,549,437
	Total Construction & Engineering	4,901,694
	Diversified Consumer Services – 1.1%
75,867	Chegg Inc, (2)	2,326,082
	Electrical Equipment – 1.3%
35,743	Regal Beloit Corp	2,646,769
	Entertainment – 1.2%
43,534	World Wrestling Entertainment Inc, Class A, (3)	2,439,645
	Equity Real Estate Investment Trust – 4.6%
43,496	American Assets Trust Inc	2,129,564
64,306	Healthcare Realty Trust Inc	2,235,920
48,251	QTS Realty Trust Inc, Class A	2,585,771
87,188	STAG Industrial Inc.	2,706,315
	Total Equity Real Estate Investment Trust	9,657,570
	Food Products – 3.1%
153,852	Nomad Foods Ltd	3,001,653
22,542	Sanderson Farms Inc	3,489,727
	Total Food Products	6,491,380
	Health Care Equipment & Supplies – 6.8%
77,014	AtriCure Inc, (2)	2,047,802
33,121	iRhythm Technologies Inc, (2)	2,213,145
17,261	Penumbra Inc, (2)	2,692,198
44,546	Quidel Corp, (2)	2,534,668
70,731	STAAR Surgical Co, (2)	2,318,562
52,362	Tactile Systems Technology Inc, (2)	2,378,282
	Total Health Care Equipment & Supplies	14,184,657
	Health Care Providers & Services – 3.6%
20,275	Amedisys Inc, (2)	2,605,743
44,242	AMN Healthcare Services Inc., (2)	2,599,660
20,511	LHC Group Inc, (2)	2,276,106
	Total Health Care Providers & Services	7,481,509
30

Shares	Description (1)	Value
	Health Care Technology – 2.6%
37,449	Omnicell Inc, (2)	$2,636,035
36,113	Teladoc Health Inc, (2)	2,766,256
	Total Health Care Technology	5,402,291
	Hotels, Restaurants & Leisure – 4.9%
32,628	Jack in the Box Inc.	2,741,404
40,534	Papa John's International Inc, (3)	2,373,266
101,180	Penn National Gaming Inc, (2)	2,156,652
34,848	Wingstop Inc	2,907,369
	Total Hotels, Restaurants & Leisure	10,178,691
	Household Durables – 1.0%
20,736	TopBuild Corp, (2)	2,155,093
	Insurance – 2.6%
40,341	eHealth Inc, (2)	2,785,143
24,764	Kinsale Capital Group Inc	2,618,050
	Total Insurance	5,403,193
	Internet & Direct Marketing Retail – 0.5%
22,925	Etsy Inc, (2)	1,019,933
	IT Services – 3.9%
24,214	InterXion Holding NV, (2)	2,136,159
51,117	MAXIMUS Inc	3,922,719
146,050	Verra Mobility Corp, (2)	2,095,817
	Total IT Services	8,154,695
	Leisure Products – 2.7%
141,637	Callaway Golf Co	2,863,900
82,566	YETI Holdings Inc, (2), (3)	2,750,274
	Total Leisure Products	5,614,174
	Life Sciences Tools & Services – 1.2%
112,989	NeoGenomics Inc, (2)	2,590,838
	Machinery – 5.1%
100,638	Altra Industrial Motion Corp	3,099,650
46,365	Chart Industries Inc, (2)	2,718,380
24,806	John Bean Technologies Corp	2,549,313
49,475	SPX Corp	2,253,092
	Total Machinery	10,620,435
	Oil, Gas & Consumable Fuels – 0.6%
71,411	Brigham Minerals Inc., Class A	1,363,236
	Pharmaceuticals – 3.3%
132,353	Horizon Therapeutics Plc, (2)	3,826,325
31

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Pharmaceuticals (continued)
18,985	MyoKardia Inc, (2)	$1,088,410
9,712	Reata Pharmaceuticals Inc., Class A, (2)	2,001,449
	Total Pharmaceuticals	6,916,184
	Semiconductors & Semiconductor Equipment – 6.1%
56,022	Brooks Automation Inc	2,379,254
35,238	Inphi Corp, (2)	2,532,908
128,177	Lattice Semiconductor Corp, (2)	2,510,987
129,261	MACOM Technology Solutions Holdings Inc, (2)	2,939,395
16,701	Monolithic Power Systems Inc	2,503,814
	Total Semiconductors & Semiconductor Equipment	12,866,358
	Software – 10.4%
42,631	Everbridge Inc, (2)	2,963,281
35,743	j2 Global Inc.	3,394,155
53,443	Mimecast Ltd, (2)	2,122,222
27,958	Q2 Holdings Inc, (2)	1,998,717
57,521	Rapid7 Inc, (2)	2,881,227
48,266	RealPage Inc, (2)	2,922,506
151,594	SailPoint Technologies Holding Inc, (2)	2,934,860
36,430	Varonis Systems Inc, (2)	2,606,566
591,081	Videopropulsion Inc, (2), (4)	1
	Total Software	21,823,535
	Specialty Retail – 2.1%
32,014	Aaron's Inc.	2,398,809
58,768	Boot Barn Holdings Inc, (2)	2,059,818
	Total Specialty Retail	4,458,627
	Textiles, Apparel & Luxury Goods – 1.1%
56,545	Steven Madden Ltd	2,328,523
	Total Common Stocks (cost $187,509,639)	205,734,244

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 1.5%
39,551	SPDR S&P Biotech ETF, (3)	$ 3,228,548
	Total Exchange-Traded Funds (cost $3,152,467)	3,228,548
	Total Long-Term Investments (cost $190,662,106)	208,962,792

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.3%
	MONEY MARKET FUNDS – 5.3%
11,100,658	First American Government Obligations Fund, Class X, (6)	1.743% (7)	$ 11,100,658
	Total Investments Purchased with Collateral from Securities Lending (cost $11,100,658)		11,100,658

32

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MONEY MARKET FUNDS – 0.4%
791,738	First American Treasury Obligation Fund, Class Z	1.693% (7)	$ 791,738
	Total Short-Term Investments (cost $791,738)		791,738
	Total Investments (cost $202,554,502) – 105.4%		220,855,188
	Other Assets Less Liabilities – (5.4)%		(11,336,288)
	Net Assets – 100%		$ 209,518,900
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $10,321,062.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
33

Statement of Assets and Liabilities
October 31, 2019
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $335,912,489 and $190,662,106, respectively)	$390,080,440	$208,962,792
Investment purchased with collateral from securities lending, at value (cost approximates value)	13,487,328	11,100,658
Short-term investments, at value (cost approximates value)	2,526,404	791,738
Receivable for:
Dividends	—	22,492
Due from broker	22,293	13,499
Interest	5,792	3,429
Investments sold	1,693,042	2,231,198
Shares sold	132,398	453,273
Other assets	85,528	29,331
Total assets	408,033,225	223,608,410
Liabilities
Payable for:
Collateral from securities lending program	13,487,328	11,100,658
Investments purchased	717,348	2,340,089
Shares redeemed	519,880	181,760
Accrued expenses:
Directors fees	68,157	1,826
Management fees	244,057	307,804
12b-1 distribution and service fees	50,900	8,951
Other	241,604	148,422
Total liabilities	15,329,274	14,089,510
Net assets	$392,703,951	$209,518,900

See accompanying notes to financial statements.
34

Statement of Assets and Liabilities (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$172,912,415	$ 34,249,448
Shares outstanding	5,137,760	1,634,400
Net asset value ("NAV") per share	$ 33.66	$ 20.96
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 35.71	$ 22.24
Class C Shares
Net assets	$ 5,664,394	$ 1,630,848
Shares outstanding	255,144	108,673
NAV and offering price per share	$ 22.20	$ 15.01
Class R3 Shares
Net assets	$ 22,134,778	$ 1,253,328
Shares outstanding	725,345	64,432
NAV and offering price per share	$ 30.52	$ 19.45
Class R6 Shares
Net assets	$ 26,329,117	$ 143,726
Shares outstanding	611,352	5,594
NAV and offering price per share	$ 43.07	$ 25.69
Class I Shares
Net assets	$165,663,247	$172,241,550
Shares outstanding	3,898,705	6,751,785
NAV and offering price per share	$ 42.49	$ 25.51
Fund level net assets consist of:
Capital paid-in	$268,012,708	$192,854,115
Total distributable earnings	124,691,243	16,664,785
Fund level net assets	$392,703,951	$209,518,900
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
35

Statement of Operations
Year Ended October 31, 2019
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$ 3,726,839	$ 722,684
Interest	55,932	58,739
Securities lending income	60,695	70,518
Total investment income	3,843,466	851,941
Expenses
Management fees	3,718,557	1,253,055
12b-1 service fees - Class A Shares	470,295	87,585
12b-1 distibution and service fees - Class C Shares	67,843	18,848
12b-1 distibution and service fees - Class R3 Shares	122,904	6,222
Shareholder servicing agent fees	674,526	227,413
Custodian fees	53,169	20,863
Professional fees	47,816	28,363
Directors fees	13,996	4,372
Shareholder reporting expenses	47,554	67,548
Federal and state registration fees	88,671	89,146
Other	24,884	5,026
Total expenses before fee waiver/expense reimbursement	5,330,215	1,808,441
Fee waiver/expense reimbursement	(338,810)	(228,475)
Net expenses	4,991,405	1,579,966
Net investment income (loss)	(1,147,939)	(728,025)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	84,972,569	(842,975)
Change in net unrealized appreciation (depreciation) of investments	(27,405,591)	7,571,292
Net realized and unrealized gain (loss)	57,566,978	6,728,317
Net increase (decrease) in net assets from operations	$ 56,419,039	$6,000,292
See accompanying notes to financial statements.
36

Statement of Changes in Net Assets
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ (1,147,939)	$ (2,749,990)	$ (728,025)	$ (612,442)
Net realized gain (loss) from investments	84,972,569	105,271,433	(842,975)	15,615,021
Change in net unrealized appreciation (depreciation) of investments	(27,405,591)	(71,584,251)	7,571,292	(7,650,523)
Net increase (decrease) in net assets from operations	56,419,039	30,937,192	6,000,292	7,352,056
Distributions to Shareholders
Dividends:
Class A Shares	(33,688,438)	(42,671,318)	(5,069,832)	(4,209,121)
Class C Shares	(1,845,779)	(3,566,386)	(375,076)	(324,846)
Class R3 Shares	(4,617,499)	(6,636,934)	(170,130)	(201,526)
Class R6 Shares	(7,948,731)	(10,590,712)	(1,183,722)	(2,000,545)
Class I Shares	(42,429,100)	(63,162,628)	(6,735,701)	(4,579,909)
Decrease in net assets from distributions to shareholders	(90,529,547)	(126,627,978)	(13,534,461)	(11,315,947)
Fund Share Transactions
Proceeds from sale of shares	45,420,126	74,478,107	141,918,570	31,341,482
Proceeds from shares issued to shareholders due to reinvestment of distributions	82,717,140	118,019,725	10,691,877	9,469,803
	128,137,266	192,497,832	152,610,447	40,811,285
Cost of shares redeemed	(319,546,880)	(279,032,792)	(46,024,192)	(27,769,950)
Net increase (decrease) in net assets from Fund share transactions	(191,409,614)	(86,534,960)	106,586,255	13,041,335
Net increase (decrease) in net assets	(225,520,122)	(182,225,746)	99,052,086	9,077,444
Net assets at the beginning of period	618,224,073	800,449,819	110,466,814	101,389,370
Net assets at the end of period	$ 392,703,951	$ 618,224,073	$209,518,900	$110,466,814
See accompanying notes to financial statements.
37

Financial Highlights
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2019	$36.79	$(0.12)	$ 3.48	$ 3.36	$ —	$(6.49)	$(6.49)	$33.66
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
Class C (09/01)
2019	26.85	(0.24)	2.08	1.84	—	(6.49)	(6.49)	22.20
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
Class R3 (12/00)
2019	34.10	(0.18)	3.09	2.91	—	(6.49)	(6.49)	30.52
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
Class R6 (02/13)
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
Class I (12/89)
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.43%	$172,912	1.24%	(0.42)%	1.17%	(0.35)%	90%
2.35	196,212	1.23	(0.56)	1.17	(0.51)	106
25.89	250,908	1.23	(0.48)	1.17	(0.43)	136
(3.78)	280,681	1.29	(0.35)	1.27	(0.33)	89
3.68	365,394	1.30	(0.72)	1.30	(0.72)	118

12.58	5,664	2.00	(1.18)	1.92	(1.11)	90
1.60	7,936	1.98	(1.30)	1.92	(1.25)	106
24.95	16,278	1.98	(1.23)	1.92	(1.18)	136
(4.50)	16,956	2.04	(1.10)	2.02	(1.08)	89
2.91	22,284	2.05	(1.47)	2.05	(1.47)	118

13.15	22,135	1.50	(0.68)	1.42	(0.61)	90
2.09	26,098	1.48	(0.81)	1.42	(0.76)	106
25.60	35,402	1.48	(0.72)	1.42	(0.66)	136
(4.04)	55,093	1.54	(0.59)	1.52	(0.57)	89
3.43	54,866	1.55	(0.98)	1.55	(0.98)	118

13.85	26,329	0.86	(0.05)	0.79	0.02	90
2.75	56,250	0.84	(0.17)	0.78	(0.11)	106
26.41	72,703	0.84	(0.09)	0.78	(0.03)	136
(3.41)	50,677	0.89	0.12	0.86	0.14	89
4.09	31,167	0.92	(0.33)	0.92	(0.33)	118

13.73	165,663	1.00	(0.19)	0.92	(0.12)	90
2.61	331,728	0.98	(0.31)	0.92	(0.26)	106
26.20	425,158	0.98	(0.23)	0.92	(0.18)	136
(3.54)	491,747	1.04	(0.10)	1.02	(0.08)	89
3.95	730,560	1.05	(0.47)	1.05	(0.47)	118
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
39

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2019	$23.54	$(0.14)	$0.84	$ 0.70	$ —	$(3.28)	$(3.28)	$20.96
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
Class C (09/01)
2019	18.01	(0.21)	0.49	0.28	—	(3.28)	(3.28)	15.01
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
Class R3 (12/00)
2019	22.16	(0.18)	0.75	0.57	—	(3.28)	(3.28)	19.45
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
Class R6 (06/16)
2019	27.88	(0.05)	1.14	1.09	—	(3.28)	(3.28)	25.69
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(e)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2019	27.79	(0.10)	1.10	1.00	—	(3.28)	(3.28)	25.51
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
40

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.47%	$ 34,249	1.39%	(0.84)%	1.23%	(0.68)%	104%
7.89	36,452	1.38	(0.86)	1.24	(0.72)	139
25.07	34,934	1.41	(0.80)	1.30	(0.69)	95
1.90	31,255	1.48	(0.58)	1.42	(0.52)	106
0.72	33,922	1.50	(1.00)	1.47	(0.97)	128

4.74	1,631	2.14	(1.59)	1.98	(1.43)	104
7.05	2,141	2.13	(1.60)	1.99	(1.46)	139
24.21	2,181	2.16	(1.55)	2.05	(1.44)	95
1.10	1,971	2.23	(1.32)	2.18	(1.27)	106
(0.03)	2,278	2.25	(1.75)	2.22	(1.72)	128

5.23	1,253	1.64	(1.10)	1.48	(0.94)	104
7.60	1,206	1.63	(1.11)	1.49	(0.97)	139
24.77	1,608	1.66	(1.05)	1.55	(0.94)	95
1.62	1,631	1.73	(0.83)	1.67	(0.78)	106
0.50	1,439	1.75	(1.26)	1.72	(1.23)	128

6.13	144	1.01	(0.35)	0.85	(0.19)	104
8.24	14,475	1.03	(0.50)	0.88	(0.35)	139
25.56	19,108	1.04	(0.43)	0.93	(0.32)	95
6.15	19,524	1.02*	(0.29)*	0.96*	(0.23)*	106

5.78	172,242	1.13	(0.56)	0.98	(0.41)	104
8.14	56,194	1.13	(0.60)	0.99	(0.46)	139
25.41	43,557	1.16	(0.56)	1.05	(0.44)	95
2.10	34,468	1.24	(0.32)	1.19	(0.26)	106
1.00	62,403	1.25	(0.75)	1.22	(0.71)	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
41

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2019 , and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
42

Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official
43

Notes to Financial Statements (continued)
Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$390,080,440	$ —	$ —	$390,080,440
Investments Purchased with Collateral from Securities Lending	13,487,328	—	—	13,487,328
Short-Term Investments:
Money Market Funds	2,526,404	—	—	2,526,404
Total	$406,094,172	$ —	$ —	$406,094,172

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$205,734,243	$ —	$ 1**	$205,734,244
Exchange-Traded Funds	3,228,548	—	—	3,228,548
Investments Purchased with Collateral from Securities Lending	11,100,658	—	—	11,100,658
Short-Term Investments:
Money Market Funds	791,738	—	—	791,738
Total	$220,855,187	$ —	$ 1	$220,855,188

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collat-
44

eral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities	Common Stocks	$12,331,368	$(12,331,368)	$ —
Small Cap Growth Opportunities
	Common Stocks	$ 7,219,122	$ (7,219,122)	$ —
	Exchange-Traded Funds	3,101,940	(3,101,940)	—
Total		$10,321,062	$(10,321,062)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$429,154,475	$250,125,090
Sales	709,570,504	155,785,448
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
45

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/19		Year Ended 10/31/18
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	381,375	$ 12,098,040	532,312	$ 20,896,061
Class A – automatic conversion of Class C Shares	998	34,101	5,815	227,664
Class C	47,996	973,428	39,840	1,128,803
Class R3	161,505	4,630,162	152,474	5,555,412
Class R6	75,575	3,119,375	139,147	6,652,732
Class I	606,951	24,565,020	841,306	40,017,435
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,226,272	33,170,652	1,152,716	42,051,063
Class C	99,901	1,794,220	127,561	3,418,634
Class R3	184,336	4,530,984	192,865	6,534,257
Class R6	230,398	7,948,731	238,476	10,590,712
Class I	1,034,993	35,272,553	1,259,374	55,425,059
	4,050,300	128,137,266	4,681,886	192,497,832
Shares redeemed:
Class A	(1,803,821)	(58,701,202)	(2,133,046)	(84,523,328)
Class C	(186,840)	(3,953,792)	(343,445)	(9,877,658)
Class C – automatic conversion to Class A Shares	(1,478)	(34,101)	(7,948)	(227,664)
Class R3	(385,941)	(11,739,558)	(445,516)	(16,156,519)
Class R6	(946,169)	(35,233,404)	(545,088)	(25,796,215)
Class I	(5,199,942)	(209,884,823)	(3,004,604)	(142,451,408)
	(8,524,191)	(319,546,880)	(6,479,647)	(279,032,792)
Net increase (decrease)	(4,473,891)	$(191,409,614)	(1,797,761)	$ (86,534,960)

	Year Ended 10/31/19		Year Ended 10/31/18
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	86,241	$ 1,757,412	137,003	$ 3,379,320
Class A – automatic conversion of Class C Shares	86	1,959	35	897
Class C	25,260	374,828	43,035	814,308
Class R3	68,017	1,198,396	38,662	861,790
Class R6	397	10,095	5,382	169,074
Class I	5,485,979	138,575,880	894,685	26,116,093
Shares issued to shareholders due to reinvestment of distributions:
Class A	278,640	4,940,279	183,808	4,069,501
Class C	29,198	373,153	18,965	323,348
Class R3	10,176	167,910	9,604	200,538
Class R6	54,751	1,183,722	76,532	2,000,545
Class I	186,946	4,026,813	110,271	2,875,871
	6,225,691	152,610,447	1,517,982	40,811,285
Shares redeemed:
Class A	(279,297)	(5,605,855)	(181,677)	(4,419,661)
Class C	(64,540)	(982,334)	(53,326)	(1,002,662)
Class C – automatic conversion to Class A Shares	(113)	(1,959)	(46)	(897)
Class R3	(68,171)	(1,262,093)	(62,133)	(1,375,752)
Class R6	(568,741)	(14,947,424)	(228,134)	(6,741,215)
Class I	(943,081)	(23,224,527)	(502,646)	(14,229,763)
	(1,923,943)	(46,024,192)	(1,027,962)	(27,769,950)
Net increase (decrease)	4,301,748	$106,586,255	490,020	$ 13,041,335
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
46

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$354,171,009	$202,899,467
Gross unrealized:
Appreciation	$ 66,446,712	$ 24,872,771
Depreciation	(14,523,549)	(6,917,050)
Net unrealized appreciation (depreciation) of investments	$ 51,923,163	$ 17,955,721
Permanent differences, primarily due to net operating losses, tax equalization and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of October 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' tax year end, were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ —	$ —
Undistributed net long-term capital gains	73,785,007	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$14,130,332	$ 2,671,096
Distributions from net long-term capital gains	76,399,215	10,863,365

2018	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ 24,962,249	$5,294,904
Distributions from net long-term capital gains	101,665,729	6,021,043

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
47

Notes to Financial Statements (continued)
As of October 31, 2019, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Small Cap Growth Opportunities
Not subject to expiration:
Short-term	$674,567
Long-term	—
Total	$674,567
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Post-October capital losses[2]	$ —	$ —
Late-year ordinary losses[3]	951,826	616,369

[2]	Capital losses incurred from November 1, 2018 through October 31, 2019, the Funds' tax year end.
[3]	Ordinary losses incurred from January 1, 2019 through October 31, 2019 and/or specified losses incurred from November 1, 2018 through October 31, 2019.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
48

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Mid Cap Growth Opportunities	0.2000%
Small Cap Growth Opportunities	0.1821%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2021
Small Cap Growth Opportunities	0.99%	July 31, 2021
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$41,326	$25,381
Paid to financial intermediaries (Unaudited)	36,257	22,409
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$3,743	$3,490
49

Notes to Financial Statements (continued)
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$3,328	$2,115
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$ —	$799
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility for nineteen days. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period(s) was $4,682,644 and 3.51%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $10,300,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
During the current fiscal period, Small Cap Growth Opportunities did not utilize this facility.
50

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$83,977,835	$10,863,365
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
% of DRD	31.4%	21.3%
% of QDI	30.9%	21.3%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
51

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
52

Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
53

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
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In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
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For Nuveen Mid Cap Growth Opportunities Fund, the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group and the Fund’s performance was below the performance of its benchmark in the one-, three- and five-year periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance and considered the steps taken in seeking to enhance performance.
For Nuveen Small Cap Growth Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and, as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Funds had net management fees and net expense ratios below the average of their Peer Group. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active man-
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
agement of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and
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2018), including the temporary expense caps applicable to the Funds. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President's Council, Fordham University (2010-2018); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
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Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
63

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
64

Notes
65

Notes
66

Notes
67

Nuveen:
Serving Investors for Generations
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FCGO-1019P1032029-INV-Y-12/20

Mutual Funds
31 October 2019
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 23, 2019

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Jon A. Loth, CFA, and Gregory J. Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Gregory joined the portfolio management team for the Fund in 2013 and Jon Loth, CFA, was added as a portfolio manager in March 2019. Effective March 19, 2019, Mark Traster is no longer a portfolio manager of the Nuveen Small Cap Select Fund.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2019.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
In the U.S., the longest bull market on record continued, but not without significant bouts of volatility. Stocks sold off sharply in December 2018, leading the bellwether S&P 500® to record its lowest monthly return since 1931. Although economic data was mostly positive and corporate earnings growth continued to far exceed expectations, a broad array of issues weighed on investor sentiment at the end of 2018, sparking extreme stock market volatility. Investors were concerned about ongoing political discord, trade friction with China, the path and pace of Fed rate increases and the partial U.S. government shutdown. Fueled by better-than-expected fourth-quarter 2018 earnings, equities rebounded sharply in the beginning of 2019 through April. However, markets continued to be quite volatile, selling off in May due to changing expectations regarding trade and Fed policy, as well as concerns about slowing economic growth. During the summer months, stock markets advanced strongly again with the S&P 500® hitting an all-time high above 3000 in late July before falling in August. Markets remained choppy and continued to struggle for footing amid escalating trade tensions, weaker Chinese economic data, protests in Hong Kong, increasing recession fears and the growing prevalence of negative interest rates worldwide. In the final month of the reporting period, however, the S&P 500® hit new all-time highs as investors celebrated better-than-expected corporate earnings, some signs of clarity regarding Brexit, broad monetary easing across the globe and optimism surrounding progress on the U.S./China trade front.
6

U.S. large-cap companies produced strong gains during the reporting period and handily outpaced smaller-sized companies by nearly 10%, with the S&P 500® advancing 14.33%. Ten of the eleven sectors within the index ended the twelve-month reporting period in positive territory, led by more than 20% gains in two “bond-proxy” sectors (real estate and utilities) as well as in the information technology sector. Energy was the only S&P 500® sector in the red during the reporting period, pressured lower by falling energy prices due to slowing growth and oversupply. Small-cap equities underperformed larger-cap stocks during the reporting period, likely weighed down more by trade tensions, increasing evidence of economic deceleration and rising political uncertainty stemming from mounting impeachment rhetoric in Washington D.C. The segment gained 4.90% over the reporting period as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks continued their long-running trend of outperforming value stocks across the capitalization spectrum, benefiting on a relative basis from slowing corporate profit growth.
In developed markets outside the U.S., geopolitical issues in Europe including the chaos surrounding Brexit, markedly slower economic growth across Europe and in particular Germany, and the negative impact of the trade war at times created headwinds for stocks. However, by the end of the reporting period, markets still advanced fairly strongly as optimism increased regarding both trade negotiations and Brexit, recording an 11.04% according to the MSCI EAFE Index. The same issues also produced headwinds for emerging markets, especially China’s slowdown since these regions tend to be more reliant on that economy, and the rising U.S. dollar. But these markets also gained footing, producing an 11.86% return in U.S. dollar terms during the reporting period, as measured by the MSCI Emerging Markets Index.
Nuveen Large Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. During the reporting period, we reduced the Fund’s cyclical exposure and ended the year with a slightly defensive stance, driven by an approximately 8% decrease in its energy weighting. We also decreased the Fund’s financial allocation by about 3.5%, ending the reporting period at a slight underweight. Conversely, we increased allocations to communication services by approximately 7% and consumer staples by about 3%. At the end of the reporting period, the Fund’s largest overweights versus the S&P 500® benchmark were in the health care and communication services sectors, while its largest underweights were in energy and industrials.
The Fund’s underperformance versus the S&P 500® benchmark and Lipper peer was primarily the result of stock selection issues in the health care, financials, energy and industrials sectors. On the other hand, the Fund saw strong results from stock selection in the information technology, consumer discretionary and real estate sectors. An underweight in the energy sector, including no position in Exxon Mobil Corporation, and an overweight in the information technology sector were also beneficial to performance.
Health care was the Fund’s main source of weakness during the reporting period where the Fund experienced disappointing results from Cigna Corp, a managed care company with pharmacy benefit management (PBM) exposure via its acquisition of Express Scripts. The company reported strong earnings in its most recent quarterly release, but the stock struggled as investors focused on lower membership growth guidance. However, management is confident in the synergy opportunity resulting from the integration of Express Scripts, therefore, we continued to hold the position.
7

Portfolio Managers’ Comments (continued)
Shares of PBM company CVS Health Corporation traded lower despite the firm posting solid fourth-quarter earnings reports. Investors focused on the company’s 2019 guidance, which came in well below analysts’ estimates. Management indicated that earnings from the retail segment were expected to be down double digits. Following the release, the stock was down and while the valuation has become more attractive, growth visibility and confidence in management has fallen. Given a lack of near-term catalysts for the stock, we exited the Fund’s position in CVS Health.
Also, Mylan NV, a generic and specialty pharmaceutical company, reported a miss on first quarter 2019 revenue, primarily due to weaker sales from Europe. While management indicated that some of the Europe headwinds are behind them, investors were increasingly concerned that the company would not achieve its guidance. Given uncertainty around additional revenue contribution from new launches, increased expense guidance and management’s strategic review, we exited Mylan to seek out other opportunities.
Finally, Humana Inc. was a drag on performance during the reporting period despite a solid fourth-quarter earnings report. The primary issues for Humana revolved around headlines from Washington D.C. regarding proposed rebates for Medicare Part D, as well as rhetoric around the proposed “Medicare for All” plan. However, given the lack of fundamental weakness, we continued to hold Humana in the Fund.
In the financial area, we saw weak results from a position in E*TRADE Financial Corporation, the provider of online brokerage, banking and other related products to individual retail investors. The company reported results that were better than expectations across the board, with strong revenue and expense control driving strong operating leverage and earnings upside. However, E*TRADE Financial was negatively impacted at times as macroeconomic concerns drove a weaker and more volatile stock market. Because sentiment toward the company is driven by trading volume, its shares underperformed. We exited our position after pricing competition increased.
The energy sector was a drag on performance during the reporting period with a position in refiner Marathon Petroleum Corp detracting the most from performance. Generally speaking, falling oil prices weighed on energy sector sentiment and resulted in negative performance for Marathon Petroleum earlier in the reporting period. Also, management gave additional detail and guidance regarding expected synergies around the Andeavor acquisition, which made Marathon Petroleum the largest North American refiner. The company also reported quarterly results that were below consensus on earnings per share (EPS), driven by weaker refining performance and retail operating income. Given these and other reasons, we eliminated the Fund’s position in Marathon Petroleum during the reporting period.
The most significant detractor in the industrials sector was XPO Logistics Inc., the provider of a range of logistics services across North America and Europe including an asset-light logistics business and a transportation business. During the company’s fourth quarter, its largest customer, believed to be Amazon although XPO Logistics wouldn’t confirm, pulled $600 million of its total $900 million of business. This incident was the latest in a string of issues including the loss of key executives, a reduction in guidance and the bankruptcy of a key European customer that resulted in the company missing third-quarter 2018 expectations. We believed XPO Logistics was facing challenging headwinds including replacing the lost business on a profitable basis near term, a soft European market and cycle duration of its less-than-truckload business, which represents 40-45% of company profits. Consequently, we exited our position.
The information technology sector was the top performing sector for Fund and was led by a position in First Data Corp. The company is a provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally. In January 2019, Fiserv announced an all-stock acquisition of First Data in a $22 billion deal that equated to an approximately 30% premium to the prior close. The company also reported favorable revenue and EPS results that beat expectations and favorable 2019 earnings growth guidance. We continued to hold our position because we believe the combined entity will benefit from significant accretion and will be a good strategic fit.
Also, QUALCOMM Inc. showed strong performance in the semiconductor group. We initiated a position in late February after poor sentiment presented an attractive buying opportunity. Shares jumped during the reporting period following the announcement of a settlement with Apple to dismiss all litigation as well as a six-year licensing deal with Apple. Later in the reporting period, a U.S. district judge ruled in favor of the Federal Trade Commission in its antitrust suit against QUALCOMM and the stock pared gains from the Apple announcements. Although the pullback was not enough to offset the strength earlier in the reporting period, we did eliminate the Fund’s position.
8

Payment technology company Mastercard Inc. also benefited the Fund’s results. Investors were encouraged by the company persistently beating quarterly results as well as its encouraging guidance. Importantly, management’s three-year guidance included low-teens revenue growth and high-teens EPS growth, which were not only better than feared, but also highlighted recent share gains and the sustainability of the company’s growth profile. Mastercard’s competitive advantage also remains strong and defensible amid new technologies such as mobile payments, while we see additional opportunities in new payment segments such as business-to-business (B2B) and business-to-consumer (B2C). We continued to hold Mastercard in the Fund.
Another top performer in the sector was ServiceNow Inc., an enterprise information technology management software company. The company has been able to string together three quarters of better-than-expected sales results after a weaker fourth-quarter 2018. Additionally, ServiceNow has been reporting consistently strong earnings, driven by strong billings growth and a continued trend higher in the company’s margin profile. Current expectations for 2020 remain strong with continued growth in sales and billings as well as continued margin expansion. Despite some share price weakness since mid-July, ServiceNow has been a positive contributor to the Fund’s results and we continue to hold the stock.
Although a number of holdings in information technology were standout performers, our position in IT consulting firm DXC Technology Co. was a major source of weakness. The company posted several disappointing quarters with the latest showing organic revenue trends slowing sequentially, specifically in its global infrastructure services segment. Margins also missed on lower revenue and cost-cutting delays and management lowered fiscal-year 2020 revenue and EPS guidance. Given the stock’s persistent weakness and deteriorating outlook, we exited the Fund’s position in DXC Technology.
In consumer discretionary, Target Corporation posted strong performance after the company reported a quarterly beat across the board on revenues, margins and EPS. Despite ongoing spending for digital initiatives, store remodels and new merchandising launches, gross and operating margins expanded ahead of consensus expectations. The company has demonstrated strong execution of digital initiatives, which has been aided by its merchandising expertise in private label categories and utilization of its stores as distribution centers. For these and other reasons, we continued to hold Target in the Fund.
The real estate sector was also a positive contributor for the Fund during the reporting period led by a position in Equinix Inc. The data center operator posted another strong quarter and raised revenue forecasts again for 2019. The company continues to hold contracts with some of the largest data companies including Amazon, Microsoft, Salesforce and Bloomberg, which gives it a strong foundation for recurring revenues. Continued strength in bookings should remain a key revenue driver. We believe the company remains an attractive investment and continued to hold Equinix in the portfolio.
American Tower Corp was a strong performer within the communications real estate operator posting solid organic growth throughout the reporting period. However, management indicated that U.S. new orders have slowed and highlighted uncertainty around the business in India looking into 2020. For these and other reasons, we traded the Fund’s position in American Tower for better near-term opportunities with more attractive valuations.
AT&T Inc. was the Fund’s top performer from the communications services sector. AT&T’s earnings release was in line with expectations after the company saw losses in video offset by better margins and improving wireless trends. However, the shares were up after activist investor Elliot Management sent a letter to AT&T’s board of directors. The letter highlighted Elliot Management’s large position in the name, included a list of suggested changes the firm would like to see and outlined its belief in the company’s return potential. The stock reacted positively to the news and we continued to hold AT&T in the Fund.
Nuveen Small Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2019?
The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and/or since periods ended October 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.
9

Portfolio Managers’ Comments (continued)
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $40.0 million to $10.3 billion at the time of purchase, which is based on the most recent reconstitution of the Russell 2000® Index that occurred on June 28, 2019. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Small-cap equities underperformed larger-cap stocks during the reporting period amid escalating trade tensions with China, increasing evidence of economic deceleration and rising political uncertainty stemming from mounting impeachment rhetoric in Washington. The segment saw a significant divergence in performance among sectors, with information technology stocks as well as two “bond proxy” sectors, utilities and real estate, producing exceptionally strong returns during the reporting period. Meanwhile, small-cap energy producers were poor performers throughout the reporting period, but most notably during the final months of 2018 as investors grappled with falling oil prices, an inverted Treasury yield curve and heightened concerns about recession.
The Fund’s outperformance versus the Russell benchmark and Lipper peers was primarily due to stock selection in the industrials, health care and communication services sectors. An underweight in the poorly performing communication services sector also proved helpful. Several holdings were standouts in the industrials sector led by Gibraltar Industries Inc., a leading provider of building products to the industrial, infrastructure and residential markets. The stock gained in recent months after earnings met and more recently in the third quarter, beat expectations. Also, full-year profit guidance drifted higher supported by strong backlog gains in renewables, better residential prospects with a stronger housing market and improved weather and acquisition upside. We see further earnings upside into 2020 and continue to view potential strategic mergers and acquisitions as a key catalyst for the company going forward. Although we trimmed our weight based on valuation, we maintained a position in Gibraltar Industries due to solid execution and good fundamentals.
The Fund also saw strong results from a position in CSW Industrials Inc. The company reported another quarterly surprise to the upside in its fiscal fourth quarter ended March 2019. Estimates have risen following a few quarterly beats as conditions remain favorable in key end markets including HVAC, plumbing and specialty chemicals. CSW Industrials also announced a capital deployment plan, including some accretive niche acquisitions, share repurchases and initiation of a nominal dividend, which was well received. This highlighted what we view as a continuing attractive free cash flow profile and we maintained the Fund’s position.
Shares of MasTec Inc., a leading engineering contractor focused on communications and energy-related projects, performed strongly. The company posted another healthy quarterly update that featured positive commentary on the anticipated 5G/fiber ramp in communications that should lead to improved utilization and margins. Oil and gas execution remained impressive, with margins staying ahead of target and order opportunities continuing, both for smaller-scale gathering work and continued larger opportunities. Electrical transmission work also appeared to be recovering as well. We believed all of these factors portend a continued healthy runway for MasTec’s fundamentals and maintained our position.
A pair of the Fund’s health care holdings contributed meaningfully to performance. Horizon Therapeutics Plc, a specialty pharmaceutical company was a solid performer. The company reported second- and third-quarter financial results that handily exceeded expectations. We continued to hold Horizon as a bellwether position in the portfolio. Additionally, shares of Cambrex Corp, a pharmaceutical contract manufacturing and development organization, surged on news that the company would be acquired by the private equity firm Permira Advisors in a $2 billion cash deal, representing a significant premium to its current share price. We exited the position since the valuation paid likely precludes a competing offer.
10

In the communication services sector, the Fund saw favorable results from a position in The New York Times Co., a media organization that engages in distributing news through print and digital subscriptions. The company represents a digital transformation play as it moves away from print and toward an on-line subscription model. New York Times now generates more than 25% of its revenue from digital subscriptions with 4.5 million subscribers and a goal to achieve 10 million subscribers by 2025. The company has posted strong results with the conversion to digital taking hold. Given the strong results and return in the year, we exited the position as we were unable to push our price target higher.
In the financials sector, pressure from falling rates and concerns over narrowing net interest margins were somewhat offset by continued healthy credit conditions. Kinsale Capital Group Inc., a high-growth provider of excess and surplus insurance, saw its shares propelled higher. The firm reported first-quarter results that featured higher-than-expected gross written premiums coupled with a lower loss ratio, lower tax rate and room for pricing growth. We reduced our position in Kinsale Capital because it was pushing up against our price target, but continue to own Kinsale Capital at the end of the reporting period based on the favorable pricing dynamic in this niche insurance category.
Results were strong in information technology where the Fund benefited from merger and acquisition activity in the sector. The Fund’s leading contribution came from a position in Carbon Black Inc., a provider of endpoint security solutions that include antivirus, malware and response. Earlier in the reporting period, the company reported solid first-quarter results with improved revenues, stabilized annual recurring revenue and 17% growth in billings that sent shares higher. Then in August 2019, shares surged on news that VMware had agreed to acquire the company for $26 per share. The deal represented a premium to the previous close, although the stock had already rallied well in advance of the announcement. Given the transaction was an all-cash deal and we didn’t expect another bidder to step in, we exited our position.
Also in the sector, Lattice Semiconductor Corp aided results. The company remains positioned to benefit as the addressable market for its specialized chips, driven by secular growth tailwinds in 5G, edge artificial intelligence and security. Recent fundamental momentum also remained intact, after Lattice delivered another beat and raise earnings report for the second quarter. Forward quarter guidance reflected momentum in computing and communication markets and higher gross margin expectations. While some volatility may be expected around macro and China trade war developments, Lattice appears well positioned for further sales and margin expansion. Therefore, we maintained the Fund’s position.
In the consumer discretionary sector, the Fund’s top contributor was lease-to-own retailer Aaron’s Inc. The firm contracts with other key retailers to provide customer financing arrangements. Aaron’s continued to execute well on its sales and earnings per share (EPS) goals largely driven by successful partnerships for its Progressive financing arm. In addition, Aaron’s core stores are displaying good sales comps as strong employment trends aid the company’s key clientele. We remained investors in Aaron’s given its attractive valuation coupled with continued top-line momentum opportunities from announcements with companies such as Best Buy and Wayfair.
Also, residential property developer Meritage Homes Corp performed well, largely driven by the company’s second-quarter earnings results. The company’s shift into entry-level homes is being validated as orders rose 22% during the quarter, which drove upside to guidance for the remainder of the year. From a macro standpoint, we are seeing household formation increase, interest rates at low levels and new starts reaching levels last seen in 2007. All of these factors led us to continue liking the housing industry and specifically Meritage Homes.
In the information technology sector, three names detracted from results. Shares of communications equipment provider Poly (formerly known as Plantronics Inc. until March 2019) retreated after advancing earlier in the reporting period. The company is the leading provider of a full range of commercial grade hardware enabling next-generation Unified Communication solutions. Poly reported disappointing results later in the reporting period as revenue came in below expectations due to the trade tensions. We exited the Fund’s position in Poly.
The Fund also experienced weakness from a position in New Relic Inc., a cloud software provider targeting the Application Performance Management industry. The company reported a strong quarter with revenue coming in above expectations. However, billings growth came in below expectations at 24% and New Relic guided to a further deceleration in billings through the rest of the year. The slowdown in billings growth will make revenue growth more difficult. Given the potential for slowing growth, we exited the position.
11

Portfolio Managers’ Comments (continued)
NETGEAR Inc. is a leading supplier of networking and computing equipment to consumers and small businesses. The company’s main product offerings consist of wifi networking solutions, 4G/5G networking gear and wireless LAN solutions. During the reporting period, NETGEAR reported results that came in above expectations with revenue, margins and EPS all better than expected. However, the company’s second-quarter outlook included an unexpected slowdown in revenue and higher marketing spend, causing guidance to be well below expectations. As a result, shares sold off earlier in the reporting period, although they recovered somewhat before the end of the reporting period. Given the pushout in margin expansion until the back half of 2020, one of our key catalysts had been violated and we exited the position.
Small-cap energy producers were poor performers during the reporting period, most notably during the final months of 2018 as investors grappled with falling oil prices, an inverted Treasury yield curve and heightened concerns over recession. Callon Petroleum Co, an independent oil and natural gas exploration and production company, was no exception. Despite the company achieving its production targets and outlining a path toward cash flow neutrality this year, Callon’s shares were negatively impacted by the broader backdrop. Given the challenges we continue to see in the energy complex, we exited the Fund’s position in Callon.
In the industrial sector, Welbilt Inc., a global provider of commercial food service equipment, saw its shares slump earlier in the reporting period. The company issued a guidance reduction to its fourth quarter driven by mix issues, supply chain problems, cost overruns and continued demand spottiness. Therefore, we exited our position in Welbilt given the lack of near-term catalysts, the challenging backdrop in the category and a CEO transition, which may extend the time needed to regain lost business momentum.
In the health care sector, several of the Fund’s holdings experienced company-specific issues that compounded the sector’s underperformance during the reporting period. We saw poor results from Tivity Health Inc., a provider of fitness and health improvement programs primarily focused on the elderly within the Medicare Advantage program. In December 2018, Tivity Health announced it would enter the diet and nutrition segment with a $1.3 billion acquisition of Nutrisystem Inc. We exited our position because of the significant leverage the company was taking on and because we did not believe the acquisition made strategic sense.
Also, Natera Inc., a developer of prenatal, transplant health and oncology diagnostics, saw its shares negatively impacted by poor financial results for the third quarter of 2018 that resulted from service complications in noninvasive prenatal testing as well as increased guidance for development spending. The share reaction was amplified by significant insider selling in the previous months and increased competitive pressure on the transplant side. As a result, we sold the Fund’s position in Natera to seek out other opportunities within the group.
In the consumer discretionary sector, the Fund experienced weak results from a position in Children’s Place Inc., a specialty retailer of clothing for children and toddlers. Shares lagged over the past year as the company dealt with a challenging transition toward increased online sales that was beset by supply issues. Also, the bankruptcies of two of the company’s larger competitors created a highly promotional environment in the category, while the ongoing issues associated with the onset of Chinese tariffs weighed on shares. Given multiple headwinds to our thesis, we exited Children’s Place in favor of more growth-oriented alternatives.
We also saw disappointing results from Dave & Buster’s Entertainment Inc., which offers a full array of entertainment options including casual dining, beverages and various attractions. The stock underperformed after the company missed expectations with its first-quarter sales and profits while lowering its full-year sales forecast. Comparable store sales decreased 0.3% in the first-quarter 2019, driven by a decline in the food and beverage segment and walk-in sales. Given the lack of growth visibility, increased competition and deteriorating store-level returns, we exited the position.
12

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
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14

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
15

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.86%	10.04%	12.87%
Class A Shares at maximum Offering Price	4.49%	8.74%	12.20%
S&P 500® Index	14.33%	10.78%	13.70%
Lipper Large-Cap Core Funds Classification Average	13.08%	9.33%	12.26%
Class C Shares	10.02%	9.21%	12.03%
Class I Shares	11.13%	10.31%	13.15%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.30)%	10.09%	12.25%
Class A Shares at maximum Offering Price	(7.91)%	8.79%	11.58%
Class C Shares	(3.02)%	9.26%	11.41%
Class I Shares	(2.05)%	10.36%	12.53%
Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.16%	1.91%	0.91%
Net Expense Ratios	1.14%	1.89%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
16

Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of October 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.95%	7.85%	11.50%
Class A Shares at maximum Offering Price	0.85%	6.59%	10.84%
Russell 2000® Index	4.90%	7.37%	12.27%
Lipper Small-Cap Core Funds Classification Average	4.69%	6.09%	11.22%
Class C Shares	6.09%	7.03%	10.65%
Class R3 Shares	6.65%	7.57%	11.22%
Class I Shares	7.13%	8.10%	11.76%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	7.22%	4.52%
Average Annual Total Returns as of September 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(8.14)%	8.49%	10.39%
Class A Shares at maximum Offering Price	(13.39)%	7.21%	9.73%
Class C Shares	(8.94)%	7.68%	9.56%
Class R3 Shares	(8.32)%	8.23%	10.11%
Class I Shares	(7.92)%	8.78%	10.66%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(7.68)%	2.43%
Since inception returns for Class R6 Shares are from 2/28/18. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
18

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.43%	2.18%	1.68%	1.03%	1.18%
Net Expense Ratios	1.24%	1.99%	1.49%	0.85%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Holding Summaries    as of October 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	100.1%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.0%
Health Care Providers & Services	8.0%
Interactive Media & Services	6.9%
IT Services	6.7%
Biotechnology	6.1%
Banks	5.1%
Semiconductors & Semiconductor Equipment	4.8%
Pharmaceuticals	4.1%
Aerospace & Defense	4.1%
Equity Real Estate Investment Trust	3.4%
Insurance	3.3%
Diversified Telecommunication Services	3.1%
Household Durables	2.5%
Media	2.4%
Chemicals	2.3%
Consumer Finance	2.2%
Electric Utilities	2.2%
Multiline Retail	2.2%
Other	19.7%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.4%
Mastercard Inc, Class A	3.7%
Facebook Inc., Class A	3.4%
Citigroup Inc.	3.1%
Cigna Corp	3.1%
20

Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.5%
Investments Purchased with Collateral from Securities Lending	2.7%
Money Market Funds	1.3%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	11.6%
Equity Real Estate Investment Trust	8.4%
Software	6.2%
Biotechnology	4.5%
Hotels, Restaurants & Leisure	4.3%
Machinery	4.2%
Health Care Equipment & Supplies	3.8%
Pharmaceuticals	3.6%
IT Services	3.3%
Food Products	3.2%
Semiconductors & Semiconductor Equipment	3.2%
Leisure Products	3.0%
Chemicals	2.8%
Oil, Gas & Consumable Fuels	2.8%
Building Products	2.8%
Commercial Services & Supplies	2.5%
Health Care Providers & Services	2.4%
Capital Markets	2.3%
Construction & Engineering	2.3%
Insurance	2.2%
Other	19.1%
Investments Purchased with Collateral from Securities Lending	2.7%
Money Market Funds	1.3%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Horizon Therapeutics Plc	2.0%
Delek US Holdings Inc.	1.8%
Altra Industrial Motion Corp	1.8%
Louisiana-Pacific Corp	1.8%
MAXIMUS Inc	1.7%
21

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2019.
The beginning of the period is May 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.01	$1,019.83	$1,025.15
Expenses Incurred During the Period	$ 5.87	$ 9.67	$ 4.59
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 4.58
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.90%, and 0.90% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
22

Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.91	$1,000.00	$1,001.49	$1,004.79	$1,003.84
Expenses Incurred During the Period	$ 6.26	$ 10.03	$ 7.52	$ 4.24	$ 5.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.69	$1,020.97	$1,020.21
Expenses Incurred During the Period	$ 6.31	$ 10.11	$ 7.58	$ 4.28	$ 5.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.84% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
23

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 27, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
24

Nuveen Large Cap Select Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.1%
	COMMON STOCKS – 100.1%
	Aerospace & Defense – 4.1%
2,762	Boeing Co	$938,831
4,377	L3Harris Technologies Inc.	903,019
	Total Aerospace & Defense	1,841,850
	Banks – 5.1%
19,617	Citigroup Inc.	1,409,678
1,994	SVB Financial Group, (2)	441,631
11,510	TCF Financial Corp	455,681
	Total Banks	2,306,990
	Beverages – 1.8%
14,918	Coca-Cola Co	811,987
	Biotechnology – 6.1%
12,307	AbbVie Inc.	979,022
1,582	Biogen Inc, (2)	472,559
9,648	Gilead Sciences Inc.	614,674
3,473	Vertex Pharmaceuticals Inc, (2)	678,902
	Total Biotechnology	2,745,157
	Capital Markets – 1.8%
17,353	Morgan Stanley	799,106
	Chemicals – 2.3%
4,072	Celanese Corp	493,323
12,117	CF Industries Holdings Inc.	549,506
	Total Chemicals	1,042,829
	Communications Equipment – 1.9%
5,075	Motorola Solutions Inc.	844,074
	Consumer Finance – 2.2%
10,685	Capital One Financial Corp	996,376
	Diversified Telecommunication Services – 3.1%
35,682	AT&T Inc.	1,373,400
	Electric Utilities – 2.2%
17,495	Exelon Corp	795,847
3,696	FirstEnergy Corp	178,591
	Total Electric Utilities	974,438
25

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Entertainment – 2.1%
7,165	Walt Disney Co	$ 930,877
	Equity Real Estate Investment Trust – 3.4%
5,299	Crown Castle International Corp	735,448
1,399	Equinix Inc	792,925
	Total Equity Real Estate Investment Trust	1,528,373
	Food Products – 1.9%
10,222	Tyson Foods Inc., Class A	846,279
	Health Care Providers & Services – 8.0%
7,876	Cigna Corp	1,405,551
4,456	Humana Inc.	1,310,955
3,523	UnitedHealth Group Inc.	890,262
	Total Health Care Providers & Services	3,606,768
	Hotels, Restaurants & Leisure – 1.5%
24,316	MGM Resorts International	693,006
	Household Durables – 2.5%
59,276	Newell Brands Inc.	1,124,466
	Insurance – 3.3%
12,677	Hartford Financial Services Group Inc.	723,603
7,478	Marsh & McLennan Cos Inc.	774,871
	Total Insurance	1,498,474
	Interactive Media & Services – 6.9%
1,006	Alphabet Inc., Class A, (2)	1,266,353
7,887	Facebook Inc., Class A, (2)	1,511,543
7,484	Tencent Holdings Ltd., ADR	303,102
	Total Interactive Media & Services	3,080,998
	Internet & Direct Marketing Retail – 1.8%
1,904	Alibaba Group Holding Ltd, Sponsored ADR, (2)	336,380
3,456	Expedia Group Inc.	472,297
	Total Internet & Direct Marketing Retail	808,677
	IT Services – 6.7%
12,939	Fiserv Inc., (2)	1,373,345
5,942	Mastercard Inc, Class A	1,644,805
	Total IT Services	3,018,150
	Machinery – 1.2%
3,846	Caterpillar Inc.	529,979
	Media – 2.4%
23,553	Comcast Corp., Class A	1,055,645
26

Shares	Description (1)	Value
	Multiline Retail – 2.2%
9,101	Target Corp	$ 972,988
	Multi-Utilities – 1.6%
10,958	Public Service Enterprise Group Inc.	693,751
	Pharmaceuticals – 4.1%
6,371	Allergan PLC	1,121,997
14,708	AstraZeneca PLC, Sponsored ADR	721,133
	Total Pharmaceuticals	1,843,130
	Road & Rail – 1.3%
4,074	Kansas City Southern	573,538
	Semiconductors & Semiconductor Equipment – 4.8%
27,151	Marvell Technology Group Ltd	662,213
4,026	NVIDIA Corp	809,306
6,098	NXP Semiconductors NV	693,221
	Total Semiconductors & Semiconductor Equipment	2,164,740
	Software – 11.0%
1,934	Adobe Inc, (2)	537,517
2,321	Autodesk Inc., (2)	342,023
2,153	Intuit Inc	554,397
16,894	Microsoft Corp	2,422,093
4,406	salesforce.com Inc, (2)	689,495
1,620	ServiceNow Inc, (2)	400,561
	Total Software	4,946,086
	Specialty Retail – 1.2%
7,618	Best Buy Co Inc.	547,201
	Tobacco – 1.6%
8,720	Philip Morris International Inc.	710,157
	Total Long-Term Investments (cost $38,856,413)	44,909,490

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MONEY MARKET FUNDS – 0.2%
90,718	First American Treasury Obligation Fund, Class Z	1.693% (3)	$ 90,718
	Total Short-Term Investments (cost $90,718)		90,718
	Total Investments (cost $38,947,131) – 100.3%		45,000,208
	Other Assets Less Liabilities – (0.3)%		(113,138)
	Net Assets – 100%		$ 44,887,070
27

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2019
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
28

Nuveen Small Cap Select Fund
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.5%
	COMMON STOCKS – 98.5%
	Aerospace & Defense – 1.4%
15,710	Moog Inc., Class A	$ 1,315,084
	Auto Components – 1.3%
43,002	Cooper Tire & Rubber Co	1,214,376
	Banks – 11.6%
22,994	Banner Corp	1,241,216
36,289	Cathay General Bancorp	1,290,800
20,762	IBERIABANK Corp	1,523,723
18,352	Pinnacle Financial Partners Inc., Class A	1,079,465
25,873	Preferred Bank	1,379,290
35,401	Renasant Corp	1,228,415
52,850	Sterling Bancorp	1,038,502
23,967	Western Alliance Bancorp	1,182,292
14,341	Wintrust Financial Corp	915,242
	Total Banks	10,878,945
	Biotechnology – 4.5%
6,015	Arena Pharmaceuticals Inc, (2)	293,021
2,914	Argenx SE ADR, (2)	356,848
3,670	Ascendis Pharma A/S ADR, (2)	405,828
4,943	Blueprint Medicines Corp, (2)	340,276
18,380	CareDx Inc, (2)	481,740
42,118	Coherus Biosciences Inc, (2)	731,590
21,002	Fate Therapeutics Inc, (2)	313,980
24,016	Halozyme Therapeutics Inc, (2)	367,925
17,401	Iovance Biotherapeutics Inc, (2)	367,683
6,665	Repligen Corp, (2)	529,801
	Total Biotechnology	4,188,692
	Building Products – 2.8%
20,245	CSW Industrials Inc	1,401,359
22,965	Gibraltar Industries Inc.	1,222,427
	Total Building Products	2,623,786
	Capital Markets – 2.3%
17,050	Evercore Inc., Class A	1,255,562
11,793	Piper Jaffray Companies	926,222
	Total Capital Markets	2,181,784
29

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Chemicals – 2.8%
17,271	Ingevity Corporation, (2)	$1,454,391
37,794	PolyOne Corp	1,211,298
	Total Chemicals	2,665,689
	Commercial Services & Supplies – 2.5%
7,431	MSA Safety Inc	892,240
16,911	Tetra Tech Inc	1,479,205
	Total Commercial Services & Supplies	2,371,445
	Communications Equipment – 1.4%
21,063	Lumentum Holdings Inc, (2)	1,319,808
	Construction & Engineering – 2.3%
14,166	MasTec Inc, (2)	891,608
35,743	MYR Group Inc, (2)	1,229,917
	Total Construction & Engineering	2,121,525
	Electrical Equipment – 1.2%
15,673	Regal Beloit Corp	1,160,586
	Electronic Equipment, Instruments & Components – 0.8%
20,597	Methode Electronics Inc	708,537
	Equity Real Estate Investment Trust – 8.4%
25,063	American Assets Trust Inc	1,227,085
91,430	Brandywine Realty Trust	1,397,050
43,251	CareTrust REIT Inc	1,048,404
47,792	Industrial Logistics Properties Trust	1,015,102
52,596	STAG Industrial Inc.	1,632,580
131,689	Summit Hotel Properties Inc.	1,614,507
	Total Equity Real Estate Investment Trust	7,934,728
	Food Products – 3.2%
80,516	Nomad Foods Ltd	1,570,867
9,193	Sanderson Farms Inc	1,423,168
	Total Food Products	2,994,035
	Gas Utilities – 1.6%
17,627	Southwest Gas Holdings Inc	1,538,837
	Health Care Equipment & Supplies – 3.8%
35,326	AtriCure Inc, (2)	939,318
7,176	Penumbra Inc, (2)	1,119,241
16,939	Tactile Systems Technology Inc, (2)	769,370
34,514	Wright Medical Group NV, (2)	717,891
	Total Health Care Equipment & Supplies	3,545,820
30

Shares	Description (1)	Value
	Health Care Providers & Services – 2.4%
18,345	AMN Healthcare Services Inc., (2)	$1,077,952
10,447	LHC Group Inc, (2)	1,159,304
	Total Health Care Providers & Services	2,237,256
	Hotels, Restaurants & Leisure – 4.3%
16,295	Jack in the Box Inc.	1,369,106
20,388	Papa John's International Inc, (3)	1,193,717
70,749	Penn National Gaming Inc, (2)	1,508,015
	Total Hotels, Restaurants & Leisure	4,070,838
	Household Durables – 2.2%
32,266	La-Z-Boy Inc.	1,145,766
12,990	Meritage Homes Corp, (2)	936,449
	Total Household Durables	2,082,215
	Insurance – 2.2%
15,376	eHealth Inc, (2)	1,061,559
9,816	Kinsale Capital Group Inc	1,037,748
	Total Insurance	2,099,307
	IT Services – 3.3%
5,311	InterXion Holding NV, (2)	468,536
21,392	MAXIMUS Inc	1,641,622
69,665	Verra Mobility Corp, (2)	999,693
	Total IT Services	3,109,851
	Leisure Products – 3.0%
79,126	Callaway Golf Co	1,599,928
36,840	YETI Holdings Inc, (2), (3)	1,227,140
	Total Leisure Products	2,827,068
	Machinery – 4.2%
55,293	Altra Industrial Motion Corp	1,703,025
62,667	Harsco Corp	1,270,260
22,293	SPX Corp	1,015,223
	Total Machinery	3,988,508
	Mortgage Real Estate Investment Trust – 1.3%
162,468	MFA Financial Inc	1,233,132
	Multi-Utilities – 1.7%
20,326	Black Hills Corp	1,602,298
	Oil, Gas & Consumable Fuels – 2.8%
48,687	Brigham Minerals Inc., Class A	929,435
42,726	Delek US Holdings Inc.	1,706,903
	Total Oil, Gas & Consumable Fuels	2,636,338
31

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2019
Shares	Description (1)	Value
	Paper & Forest Products – 1.8%
58,217	Louisiana-Pacific Corp	$ 1,701,683
	Pharmaceuticals – 3.6%
63,681	Horizon Therapeutics Plc, (2)	1,841,018
3,276	MyoKardia Inc, (2)	187,813
32,681	Prestige Consumer Healthcare Inc., (2)	1,158,868
1,173	Reata Pharmaceuticals Inc., Class A, (2)	241,732
	Total Pharmaceuticals	3,429,431
	Road & Rail – 1.2%
31,781	Knight-Swift Transportation Holdings Inc., Class A	1,158,735
	Semiconductors & Semiconductor Equipment – 3.2%
69,592	Lattice Semiconductor Corp, (2)	1,363,307
71,521	MACOM Technology Solutions Holdings Inc, (2)	1,626,388
	Total Semiconductors & Semiconductor Equipment	2,989,695
	Software – 6.2%
16,596	Everbridge Inc, (2)	1,153,588
16,033	j2 Global Inc.	1,522,494
22,097	Rapid7 Inc, (2)	1,106,839
18,717	RealPage Inc, (2)	1,133,314
49,174	SailPoint Technologies Holding Inc, (2)	952,008
	Total Software	5,868,243
	Specialty Retail – 1.6%
20,200	Aaron's Inc.	1,513,586
	Thrifts & Mortgage Finance – 1.6%
61,577	Radian Group Inc.	1,545,583
	Total Long-Term Investments (cost $81,144,397)	92,857,444

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.7%
	MONEY MARKET FUNDS – 2.7%
2,510,807	First American Government Obligations Fund, Class X, (4)	1.743% (5)	$ 2,510,807
	Total Investments Purchased with Collateral from Securities Lending (cost $2,510,807)		2,510,807

32

Shares	Description (1)	Coupon	Value
	SHORT-TERM INVESTMENTS – 1.3%
	MONEY MARKET FUNDS – 1.3%
1,219,897	First American Treasury Obligation Fund, Class Z	1.693% (5)	$ 1,219,897
	Total Short-Term Investments (cost $1,219,897)		1,219,897
	Total Investments (cost $84,875,101) – 102.5%		96,588,148
	Other Assets Less Liabilities – (2.5)%		(2,337,262)
	Net Assets – 100%		$ 94,250,886
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,396,622.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
33

Statement of Assets and Liabilities
October 31, 2019
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $38,856,413 and $81,144,397, respectively)	$44,909,490	$92,857,444
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	2,510,807
Short-term investments, at value (cost approximates value)	90,718	1,219,897
Receivable for:
Dividends	57,009	27,708
Due from broker	—	5,461
Interest	423	1,249
Investments sold	—	1,415,409
Shares sold	3,686	25,231
Other assets	14,250	36,873
Total assets	45,075,576	98,100,079
Liabilities
Payable for:
Collateral from securities lending program	—	2,510,807
Investments purchased	—	998,147
Shares redeemed	119,520	172,735
Accrued expenses:
Directors fees	562	18,563
Management fees	23,864	52,232
Professional fees	15,928	16,807
Shareholder servicing agent fees	10,583	44,135
12b-1 distribution and service fees	6,850	14,587
Other	11,199	21,180
Total liabilities	188,506	3,849,193
Net assets	$44,887,070	$94,250,886

See accompanying notes to financial statements.
34

Statement of Assets and Liabilities (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$24,223,574	$55,848,663
Shares outstanding	788,805	7,247,492
Net asset value ("NAV") per share	$ 30.71	$ 7.71
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 32.58	$ 8.18
Class C Shares
Net assets	$ 2,096,613	$ 1,028,911
Shares outstanding	74,133	245,592
NAV and offering price per share	$ 28.28	$ 4.19
Class R3 Shares
Net assets	$ —	$ 5,194,202
Shares outstanding	—	770,924
NAV and offering price per share	$ —	$ 6.74
Class R6 Shares
Net assets	$ —	$ 2,069,639
Shares outstanding	—	197,273
NAV and offering price per share	$ —	$ 10.49
Class I Shares
Net assets	$18,566,883	$30,109,471
Shares outstanding	599,294	2,877,877
NAV and offering price per share	$ 30.98	$ 10.46
Fund level net assets consist of:
Capital paid-in	$39,406,295	$83,490,452
Total distributable earnings	5,480,775	10,760,434
Fund level net assets	$44,887,070	$94,250,886
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.
35

Statement of Operations
Year Ended October 31, 2019
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$ 1,224,379	$1,161,213
Interest	5,674	24,970
Securities lending income	1,717	72,373
Total investment income	1,231,770	1,258,556
Expenses
Management fees	459,364	856,763
12b-1 service fees - Class A Shares	60,401	143,627
12b-1 distibution and service fees - Class C Shares	21,968	12,035
12b-1 distibution and service fees - Class R3 Shares	—	27,167
Shareholder servicing agent fees	41,530	175,740
Custodian fees	11,489	18,284
Professional fees	25,771	29,526
Trustees fees	1,955	2,955
Shareholder reporting expenses	17,400	5,906
Federal and state registration fees	58,932	82,159
Other	6,832	3,325
Total expenses before fee waiver/expense reimbursement	705,642	1,357,487
Fee waiver/expense reimbursement	(34,975)	(183,740)
Net expenses	670,667	1,173,747
Net investment income (loss)	561,103	84,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,025,607)	(209,980)
Change in net unrealized appreciation (depreciation) of investments	6,416,434	6,331,612
Net realized and unrealized gain (loss)	5,390,827	6,121,632
Net increase (decrease) in net assets from operations	$ 5,951,930	$6,206,441
See accompanying notes to financial statements.
36

Statement of Changes in Net Assets
	Large Cap Select		Small Cap Select
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/19	Year Ended 10/31/18
Operations
Net investment income (loss)	$ 561,103	$ 393,830	$ 84,809	$ 17,169
Net realized gain (loss) from investments	(1,025,607)	2,534,718	(209,980)	23,382,920
Change in net unrealized appreciation (depreciation) of investments	6,416,434	468,841	6,331,612	(17,991,909)
Net increase (decrease) in net assets from operations	5,951,930	3,397,389	6,206,441	5,408,180
Distributions to Shareholders
Dividends:
Class A Shares	(894,093)	(77,536)	(11,801,893)	(7,904,269)
Class C Shares	(80,595)	—	(422,601)	(820,325)
Class R3 Shares	—	—	(1,142,174)	(706,127)
Class R6 Shares	—	—	(1,031,249)	—
Class I Shares	(1,910,495)	(329,524)	(5,461,767)	(4,631,487)
Decrease in net assets from distributions to shareholders	(2,885,183)	(407,060)	(19,859,684)	(14,062,208)
Fund Share Transactions
Proceeds from sale of shares	8,928,213	29,873,879	15,825,165	24,737,441
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,490,169	323,123	19,068,666	13,429,298
	11,418,382	30,197,002	34,893,831	38,166,739
Cost of shares redeemed	(43,341,723)	(21,209,894)	(38,571,414)	(44,779,473)
Net increase (decrease) in net assets from Fund share transactions	(31,923,341)	8,987,108	(3,677,583)	(6,612,734)
Net increase (decrease) in net assets	(28,856,594)	11,977,437	(17,330,826)	(15,266,762)
Net assets at the beginning of period	73,743,664	61,766,227	111,581,712	126,848,474
Net assets at the end of period	$ 44,887,070	$ 73,743,664	$ 94,250,886	$111,581,712
See accompanying notes to financial statements.
37

Financial Highlights
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2019	$28.87	$ 0.21	$2.72	$2.93	$(0.10)	$(0.99)	$(1.09)	$30.71
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
Class C (01/03)
2019	26.77	—*	2.50	2.50	—	(0.99)	(0.99)	28.28
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
Class I (01/03)
2019	29.13	0.28	2.73	3.01	(0.17)	(0.99)	(1.16)	30.98
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.86%	$24,224	1.20%	0.68%	1.15%	0.73%	108%
5.47	23,030	1.16	0.37	1.14	0.39	101
29.99	14,778	1.19	0.36	1.14	0.40	276
3.40	7,983	1.22	0.44	1.21	0.45	116
2.66	7,383	1.25	0.36	1.25	0.36	124

10.02	2,097	1.95	(0.07)	1.90	(0.02)	108
4.65	2,145	1.91	(0.39)	1.89	(0.37)	101
29.06	1,389	1.94	(0.39)	1.89	(0.34)	276
2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124

11.13	18,567	0.95	0.93	0.90	0.98	108
5.74	48,569	0.91	0.63	0.89	0.65	101
30.31	45,599	0.94	0.61	0.89	0.66	276
3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
39

Financial Highlights (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2019	$ 9.26	$ —**	$0.28	$0.28	$( —)***	$(1.83)	$(1.83)	$ 7.71
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
Class C (09/01)
2019	6.00	(0.03)	0.05	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
Class R3 (01/94)
2019	8.37	(0.02)	0.22	0.20	—	(1.83)	(1.83)	6.74
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
Class R6 (02/18)
2019	11.87	0.04	0.44	0.48	(0.03)	(1.83)	(1.86)	10.49
2018(e)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2019	11.85	0.03	0.44	0.47	(0.03)	(1.83)	(1.86)	10.46
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
40

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.95%	$55,849	1.42%	(0.17)%	1.24%	0.01%	70%
3.48	60,930	1.43	(0.24)	1.24	(0.06)	95
21.76	67,405	1.41	(0.24)	1.33	(0.16)	66
4.05	67,428	1.44	0.10	1.44	0.10	66
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75

6.09	1,029	2.17	(0.92)	1.99	(0.74)	70
2.78	1,436	2.18	(1.00)	1.99	(0.81)	95
20.75	4,913	2.16	(0.99)	2.09	(0.91)	66
3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75

6.65	5,194	1.68	(0.42)	1.49	(0.24)	70
3.34	5,264	1.68	(0.50)	1.49	(0.31)	95
21.40	5,381	1.66	(0.49)	1.59	(0.41)	66
3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75

7.22	2,070	1.03	0.17	0.85	0.36	70
0.42	6,532	1.03*	0.06*	0.85*	0.24*	95

7.13	30,109	1.17	0.08	0.99	0.26	70
3.77	37,420	1.18	0.02	0.99	0.21	95
22.03	49,150	1.16	0.01	1.08	0.09	66
4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to more than $(.01) per share.
See accompanying notes to financial statements.
41

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
42

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of "Shareholder servicing agent fees" on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market ("Nasdaq") are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transac-
43

Notes to Financial Statements (continued)
tions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,909,490	$ —	$ —	$44,909,490
Short-Term Investments:
Money Market Funds	90,718	—	—	90,718
Total	$45,000,208	$ —	$ —	$45,000,208

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$92,857,444	$ —	$ —	$92,857,444
Investments Purchased with Collateral from Securities Lending	2,510,807	—	—	2,510,807
Short-Term Investments:
Money Market Funds	1,219,897	—	—	1,219,897
Total	$96,588,148	$ —	$ —	$96,588,148

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.
Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.
44

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.
The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending, is recognized as “Securities lending income” on the Statement of Operations.
The following table presents the securities out on loan for the following Fund, and the collateral delivered related to those securities, as of the end of the reporting period.
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select	Common Stocks	$2,396,622	$(2,396,622)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Large Cap Select	Small Cap Select
Purchases	$ 70,457,279	$69,985,312
Sales	103,649,936	93,185,575
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
45

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/19		Year Ended 10/31/18
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	177,515	$ 4,930,221	490,873	$ 14,638,432
Class A – automatic conversion of Class C Shares	486	13,884	3,810	113,047
Class C	24,930	643,351	44,357	1,217,285
Class I	120,055	3,340,757	458,551	13,905,115
Shares issued to shareholders due to reinvestment of distributions:
Class A	32,369	835,988	2,430	70,008
Class C	3,148	75,284	—	—
Class I	60,673	1,578,897	8,728	253,115
	419,176	11,418,382	1,008,749	30,197,002
Shares redeemed:
Class A	(219,203)	(6,275,373)	(236,809)	(7,146,287)
Class C	(33,536)	(894,697)	(14,469)	(406,612)
Class C – automatic conversion to Class A Shares	(526)	(13,884)	(4,099)	(113,047)
Class I	(1,248,745)	(36,157,769)	(443,753)	(13,543,948)
	(1,502,010)	(43,341,723)	(699,130)	(21,209,894)
Net increase (decrease)	(1,082,834)	$(31,923,341)	309,619	$ 8,987,108

	Year Ended 10/31/19		Year Ended 10/31/18
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	482,537	$ 3,499,928	730,822	$ 7,286,992
Class A – automatic conversion of Class C Shares	1,287	10,280	13,328	135,169
Class C	43,704	181,629	102,695	653,752
Class R3	256,759	1,677,173	136,209	1,201,053
Class R6(1)	202,682	2,051,384	672,638	7,950,581
Class I	843,491	8,404,771	587,441	7,509,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,813,633	11,697,567	853,337	7,825,098
Class C	119,270	421,025	136,617	816,971
Class R3	201,838	1,140,383	84,805	704,732
Class R6(1)	117,392	1,031,249	—	—
Class I	545,179	4,778,442	348,633	4,082,497
	4,627,772	34,893,831	3,666,525	38,166,739
Shares redeemed:
Class A	(1,629,812)	(12,135,488)	(1,674,637)	(16,498,345)
Class C	(154,537)	(622,536)	(679,246)	(4,428,929)
Class C – automatic conversion to Class A Shares	(2,231)	(10,280)	(20,540)	(135,169)
Class R3	(316,677)	(2,085,951)	(171,553)	(1,526,690)
Class R6(1)	(673,304)	(6,773,557)	(122,135)	(1,595,000)
Class I	(1,668,575)	(16,943,602)	(1,006,854)	(12,644,759)
Class I – exchanges	—	—	(672,638)	(7,950,581)
	(4,445,136)	(38,571,414)	(4,347,603)	(44,779,473)
Net increase (decrease)	182,636	$ (3,677,583)	(681,078)	$ (6,612,734)

(1)	Class R6 Shares were established on February 28, 2018.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
46

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
	Large Cap Select	Small Cap Select
Tax cost of investments	$39,175,713	$85,189,281
Gross unrealized:
Appreciation	$ 6,225,135	$13,974,394
Depreciation	(400,640)	(2,575,527)
Net unrealized appreciation (depreciation) of investments	$ 5,824,495	$11,398,867
Permanent differences, primarily due to federal taxes paid and distribution reallocations, resulted in reclassifications among the Funds' components of net assets as of October 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2019, the Funds' tax year end, were as follows:
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$512,223	$62,715
Undistributed net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$2,753,146	$ 5,582,744
Distributions from net long-term capital gains[2]	132,037	14,276,940

2018	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$407,060	$6,542,236
Distributions from net long-term capital gains	—	7,519,972

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.
As of October 31, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Large Cap Select	Small Cap Select
Not subject to expiration:
Short-term	$328,832	$263,821
Long-term	527,111	419,464
Total	$855,943	$683,285
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
47

Notes to Financial Statements (continued)
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2019, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.89%	July 31, 2021
Small Cap Select	0.99	July 31, 2021
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Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$12,783	$14,749
Paid to financial intermediaries (Unaudited)	11,666	13,072
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$7,263	$1,768
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$7,442	$1,504
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$ —	$1,743
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
49

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Large Cap Select	Small Cap Select
% of DRD	39.1%	16.3%
% of QDI	39.0%	16.2%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
50

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
51

Glossary of Terms Used in this Report (Unaudited) (continued)
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
52

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub- Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
54

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen Large Cap Select Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the three-year period and second quartile in the five-year period. Although the Fund’s performance was below the performance of its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Select Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in such periods. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and, as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Funds had net management fees and net expense ratios below the average of their Peer Group. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and
56

managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent ex-
57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
pense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense caps applicable to the Funds. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
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Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President's Council, Fordham University (2010-2018); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
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Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
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Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSLCT-1019P1032030-INV-Y-12/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,740	0	3,020	0
Nuveen Large Cap Select Fund	14,615	0	3,020	0
Nuveen Mid Cap Growth Opportunities Fund	16,370	0	3,020	0
Nuveen Mid Cap Value Fund	15,660	0	3,020	0
Nuveen Small Cap Growth Opportunities Fund	14,745	0	3,020	0
Nuveen Small Cap Select Fund	14,775	0	3,020	0
Nuveen Small Cap Value Fund	22,920	0	3,020	0

Total	$117,825	$0	$21,140	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,071	0	2,979	0
Nuveen Large Cap Select Fund	14,523	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	17,520	0	2,979	0
Nuveen Mid Cap Value Fund	14,712	3,500	2,979	0
Nuveen Small Cap Growth Opportunities Fund	14,647	0	2,979	0
Nuveen Small Cap Select Fund	14,752	3,500	2,979	0
Nuveen Small Cap Value Fund	23,593	0	2,169	0

Total	$118,818	$7,000	$17,064	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2019	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	3,020	0	0	3,020
Nuveen Large Cap Select Fund	3,020	0	0	3,020
Nuveen Mid Cap Growth Opportunities Fund	3,020	0	0	3,020
Nuveen Mid Cap Value Fund	3,020	0	0	3,020
Nuveen Small Cap Growth Opportunities Fund	3,020	0	0	3,020
Nuveen Small Cap Select Fund	3,020	0	0	3,020
Nuveen Small Cap Value Fund	3,020	0	0	3,020

Total	$21,140	$0	$0	$21,140

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2018	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	2,979	0	0	2,979
Nuveen Large Cap Select Fund	0	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	2,979	0	0	2,979
Nuveen Mid Cap Value Fund	2,979	0	0	2,979
Nuveen Small Cap Growth Opportunities Fund	2,979	0	0	2,979
Nuveen Small Cap Select Fund	2,979	0	0	2,979
Nuveen Small Cap Value Fund	2,169	0	0	2,169

Total	$17,064	$0	$0	$17,064

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 8, 2020